                                                                    EXHIBIT 4.1

================================================================================


                              TRINOVA CORPORATION

                                      and


                                   NBD BANK,
                                                                         Trustee


                             ----------------------


                                   INDENTURE

                            Dated as of May 1, 1996


                             ----------------------


                                DEBT SECURITIES

================================================================================

                             CROSS-REFERENCE SHEET*

                                    BETWEEN

Provisions of Sections 310 through 318(a) of the Trust Indenture Act of 1939 and the within Indenture between TRINOVA Corporation and NBD Bank, Trustee:

Section of Act                                    Section of Indenture
--------------                                    --------------------
310(a)(1) and (2) ................................7.09
310(a)(3) and (4) ................................Not applicable
310(b) ...........................................7.08 and 7.10(b)
310(c) ...........................................Not applicable
311(a) and (b) ...................................7.13
311(c) ...........................................Not applicable
312(a) ...........................................5.01 and 5.02(a)
312(b) and (c) ...................................5.02(b) and (c)
313(a) ...........................................5.04
313(b)(1) ........................................Not applicable
313(b)(2) ........................................5.04
313(c) ...........................................5.04
313(d) ...........................................5.04
314(a) ...........................................5.03
314(b) ...........................................Not applicable
314(c)(1) and (2) ................................14.04
314(c)(3) ........................................Not applicable
314(d) ...........................................Not applicable
314(e) ...........................................14.04
314(f) ...........................................Not applicable
315(a), (c) and (d) ..............................7.01
315(b) ...........................................6.07
315(e) ...........................................6.08
316(a)(1) ........................................6.01 and 6.06
316(a)(2) ........................................Omitted
316(a) last sentence .............................8.04
316(b) ...........................................6.04
316(c) ...........................................8.02
317(a) ...........................................6.02
317(b) ...........................................4.03(a)
318(a) ...........................................14.06

*The Cross-Reference Sheet is not part of the Indenture.


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                               TABLE OF CONTENTS*

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
PARTIES .........................................................1
RECITALS.........................................................1


                         ARTICLE ONE

                         DEFINITIONS

SECTION 1.01.  Definitions ......................................1
               Additional Amounts ...............................2
               Attributable Debt ................................2
               Authorized Newspaper .............................2
               Board of Directors ...............................3
               Board Resolution .................................3
               Business Day .....................................3
               Company ..........................................3
               Company Order ....................................3
               Consolidated Net Tangible Assets .................3
               Corporation ......................................4
               Coupon ...........................................4
               Coupon Security ..................................4
               Debt .............................................4
               Depositary .......................................4
               Event of Default .................................4
               Funded Debt ......................................4
               Global Security ..................................5
               Holder ...........................................5
               Indenture ........................................5
               Interest .........................................5
               Interest Payment Date ............................5
               Mortgage .........................................5
               Officers' Certificate ............................6
               Opinion of Counsel ...............................6
               Original Issue Discount Securities ...............6
               Outstanding ......................................7
               Person ...........................................7
               Place of Payment .................................7
               Principal Property ...............................7
               Registered Security ..............................8
               Regular Record Date ..............................8
               Responsible Officer ..............................8

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*The Table of Contents is not part of the Indenture.



                                       ii
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                                                                     PAGE
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
                Restricted Subsidiary ................................ 8
                Secured Debt ......................................... 8
                Security Register and Security Registrar ............. 8
                Subsidiary ........................................... 9
                Trust Indenture Act of 1939 .......................... 9
                United States ........................................ 9
                Unregistered Security ................................ 9
                U.S. Dollar .......................................... 9
                U.S. Person .......................................... 9


                                  ARTICLE TWO

           ISSUE, EXECUTION, REGISTRATION AND EXCHANGE OF SECURITIES

SECTION 2.01.   Amount Unlimited; Issuable in Series .................10
SECTION 2.02.   Form of Trustee's Certificate of Authentication ......12
SECTION 2.03.   Form, Execution, Authentication, Delivery and
                Dating of Securities .................................12
SECTION 2.04.   Denominations; Record Date ...........................14
SECTION 2.05.   Exchange and Registration of Transfer of
                Securities ...........................................15
SECTION 2.06.   Temporary Securities .................................17
SECTION 2.07.   Mutilated, Destroyed, Lost or Stolen Securities ......18
SECTION 2.08.   Cancellation .........................................19
SECTION 2.09.   Computation of Interest ..............................20


                                 ARTICLE THREE

                            REDEMPTION OF SECURITIES

SECTION 3.01.   Redemption of Securities; Applicability of Article ...20
SECTION 3.02.   Notice of Redemption; Selection of Securities ........20
SECTION 3.03.   Payment of Securities Called for Redemption ..........21


                                  ARTICLE FOUR

                      PARTICULAR COVENANTS OF THE COMPANY

SECTION 4.01.   Payment of Principal, Premium, Interest and
                Additional Amounts ...................................22
SECTION 4.02.   offices for Notices and Payments, etc. ...............23
SECTION 4.03.   Provisions as to Paying Agent ........................24
SECTION 4.04.   Luxembourg Publications ..............................24

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                                      iii
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                                                                     PAGE
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
SECTION 4.05.   Limitation on Liens ..................................25
SECTION 4.06.   Limitation on Sale and Lease-back ....................26
SECTION 4.07.   Statement by Officers as to Default ..................26


                                  ARTICLE FIVE

                      SECURITYHOLDER LISTS AND REPORTS BY
                          THE COMPANY AND THE TRUSTEE

SECTION 5.01.   Securityholder Lists .................................27
SECTION 5.02.   Preservation and Disclosure of Lists .................27
SECTION 5.03.   Reports by the Company ...............................29
SECTION 5.04.   Reports by the Trustee ...............................29


                                  ARTICLE SIX

                              REMEDIES ON DEFAULT

SECTION 6.01.   Events of Default ....................................29
SECTION 6.02.   Payment of Securities on Default; Suit Therefor ......32
SECTION 6.03.   Application of Moneys Collected by Trustee ...........34
SECTION 6.04.   Proceedings by Securityholders .......................35
SECTION 6.05.   Remedies Cumulative and Continuing ...................36
SECTION 6.06.   Direction of Proceedings .............................36
SECTION 6.07.   Notice of Defaults ...................................36
SECTION 6.08.   Undertaking to Pay Costs .............................37


                                 ARTICLE SEVEN

                             CONCERNING THE TRUSTEE

SECTION 7.01.   Duties and Responsibilities of Trustee ...............37
SECTION 7.02.   Reliance on Documents, Opinions, etc. ................38
SECTION 7.03.   No Responsibility for Recitals, etc. .................39
SECTION 7.04.   Ownership of Securities or Coupons ...................39
SECTION 7.05.   Moneys to be Held in Trust ...........................40
SECTION 7.06.   Compensation and Expenses of Trustee .................40
SECTION 7.07.   Officers' Certificate as Evidence ....................40
SECTION 7.08.   Conflicting Interest of Trustee ......................41
SECTION 7.09.   Eligibility of Trustee ...............................41
SECTION 7.10.   Resignation or Removal of Trustee ....................41

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                                       iv
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                                                                     PAGE
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
SECTION 7.11.   Acceptance by Successor Trustee ......................42
SECTION 7.12.   Successor by Merger, etc. ............................44
SECTION 7.13.   Limitations on Rights of Trustee as Creditor .........44


                                 ARTICLE EIGHT

                        CONCERNING ThE SECURITY HOLDERS

SECTION 8.01    Action by Securityholders ............................47
SECTION 8.02.   Proof of Execution by Securityholders ................48
SECTION 8.03.   Who Are Deemed Absolute Owners .......................49
SECTION 8.04.   Company-Owned Securities Disregarded; Pledged
                Securities ...........................................49
SECTION 8.05.   Revocation of Consents; Future Securityholders
                Bound ................................................50
SECTION 8.06.   Securities in a Foreign Currency .....................50


                                  ARTICLE NINE

                           SECURITYHOLDERS' MEETINGS

SECTION 9.01.   Purposes of Meetings .................................51
SECTION 9.02.   Call of Meetings by Trustee ..........................51
SECTION 9.03.   Call of Meetings by Company or Securityholders .......52
SECTION 9.04.   Qualification for Voting .............................52
SECTION 9.05.   Regulations ..........................................52
SECTION 9.06.   Voting ...............................................53


                                  ARTICLE TEN

                            SUPPLEMENTAL INDENTURES

SECTION 10.01.  Supplemental Indentures without Consent of
                Securityholders ......................................53
SECTION 10.02.  Supplemental Indentures with Consent of
                Securityholders ......................................55
SECTION 10.03.  Compliance with Trust Indenture Act; Effect of
                Supplemental Indentures ..............................56
SECTION 10.04.  Notation on Securities ...............................56


                                 ARTICLE ELEVEN

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

SECTION 11.01.  Company May Consolidate, etc., on Certain Terms .......57
SECTION 11.02.  Successor Corporation Substituted .....................57
SECTION 11.03.  Opinion of Counsel to be Given Trustee ................58
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                                     v
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                                                                      PAGE
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                                 ARTICLE TWELVE

                    SATISFACTION AND DISCHARGE OF INDENTURE;
                                UNCLAIMED MONEYS
SECTION 12.01.  Discharge of Indenture ...............................58
SECTION 12.02.  Satisfaction, Discharge and Deleasance of
                Securities of any Series .............................58
SECTION 12.03.  Deposited Moneys to be Held in Trust by Trustee ......60
SECTION 12.04.  Paying Agent to Repay Moneys Held ....................60
SECTION 12.05.  Return of Unclaimed Moneys ...........................60


                                ARTICLE THIRTEEN

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

SECTION 13.01.  Indenture and Securities Solely Corporate
                Obligations ..........................................61


                                ARTICLE FOURTEEN

                            MISCELLANEOUS PROVISIONS

SECTION 14.01.  Benefits of Indenture Restricted to Parties and
                Securityholders ......................................61
SECTION 14.02.  Provisions Binding on Company's Successors ...........61
SECTION 14.03.  Addresses for Notices, etc ...........................61
SECTION 14.04.  Evidence of Compliance with Conditions Precedent .....62
SECTION 14.05.  Legal Holidays .......................................62
SECTION 14.06.  Trust Indenture Act to Control .......................62
SECTION 14.07.  Execution in Counterparts ............................62
SECTION 14.08.  Ohio Contract ........................................63
                Acceptance of Trust by Trustee .......................63
                Testimonium ..........................................63
                Signatures and Seals .................................63
                Acknowledgments ......................................64

     THIS INDENTURE, dated as of the        day of March, 1996 between TRINOVA
CORPORATION, a corporation duly organized and existing under the laws of the State of Ohio (hereinafter sometimes called the "Company"), party of the first part. and NBD BANK, a national banking association duly incorporated and existing under the laws of the United States of America (hereinafter sometimes called the "Trustee", which term shall include any successor trustee appointed pursuant to Article Seven), party of the second part.

                                  WITNESSETH:

     WHEREAS, the Company deems it necessary to issue from time to time for its lawful purposes securities (hereinafter called the "Securities" or, in the singular, "Security") evidencing its unsecured indebtedness and has duly authorized the execution and delivery of this Indenture to provide for the issuance of the Securities in one or more series, unlimited as to principal amount, to bear such rates of interest, to mature at such time or times and to have such other provisions as shall be fixed as hereinafter provided; and

     WHEREAS, the Company represents that all acts and things necessary to constitute this document as a valid indenture and agreement according to its terms have been done and performed, and the execution of this Indenture has in all respects been duly authorized, and the Company, in the exercise of legal rights and power in it vested, is executing this Indenture;

     NOW, THEREFORE, in order to declare the terms and conditions upon which the Securities are authenticated, issued and received, and in consideration of the premises, of the purchase and acceptance of the Securities by the Holders thereof and of such other consideration the sufficiency and receipt of which the Trustee hereby acknowledges, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective Holders from time to time of the Securities, as follows:


                                  ARTICLE ONE

                                  DEFINITIONS

     SECTION 1.01. Definitions. The terms defined in this Section (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939 and the Securities Act of 1933, as amended, shall have the meanings (except as herein otherwise expressly provided or unless the context otherwise requires) assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture as originally executed.

ADDITIONAL AMOUNTS

     The term "Additional Amounts" shall mean any additional amounts which are required by a Security or by or pursuant to a supplemental indenture or Board Resolution under circumstances specified therein, to be paid by the Company in respect of certain taxes, assessments or governmental charges imposed on certain Holders of Securities and which are owing to such Holders of Securities.


ATTRIBUTABLE DEBT

     The term "Attributable Debt" means, at the time of determination as to any lease, the lesser of (A) the fair value of the property subject to such lease (as determined in good faith by the Board of Directors of the Company) or (B) the present value (discounted at the actual rate, if stated, or, if no rate is stated, the implicit rate of interest of such lease transaction as determined, in good faith, by the chairman of the Board of Directors, the president, any vice president, the treasurer or any assistant treasurer of the Company), calculated using the interval of scheduled rental payments under such lease, of the obligation of the lessee for net rental payments during the remaining term of such lease (excluding any subsequent renewal or other extension options held by the lessee). The term "net rental payments" means, with respect to any lease for any period, the sum of the rental and other payments required to be paid in such period by the lessee thereunder, but not including, however, any amounts required to be paid by such lessee (whether or not designated as rental or additional rental) on account of maintenance and repairs, insurance, taxes, assessments, water rates, indemnities or similar charges required to be paid by such lessee thereunder or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales, earnings or profits of the lessee with respect to such leased property or of maintenance and repairs, insurance, taxes, assessments, water rates, indemnities or similar charges; provided, however, that, in the case of any lease which is terminable by the lessee upon the payment of a penalty in an amount which is less than the total discounted net rental payments required to be paid from the later of the first date upon which such lease may be so terminated and the date of the determination of net rental payments, "net rental payments" shall include the then current amount of such penalty from the later of such two dates, and shall exclude the rental payments relating to the remaining period of the lease commencing with the later of such two dates.


AUTHORIZED NEWSPAPER

     The term "Authorized Newspaper" shall mean a newspaper in an official language of the country of publication of general circulation in the place in connection with which the term is used. If it shall be impractical in the opinion of the Trustee to make any publication of any notice required hereby in an Authorized Newspaper, any publication or other notice in lieu thereof which is made or given with the approval of the Trustee shall constitute a sufficient publication of such notice.

BOARD OF DIRECTORS

     The term "Board of Directors" shall mean the Board of Directors of the Company or any committee of the Board of Directors duly authorized to exercise the powers and authority of the Board of Directors with respect to this Indenture or any Security.

BOARD RESOLUTION

     The term "Board Resolution" shall mean a resolution certified by the Secretary or Assistant Secretary of the Company to have been duly adopted by, or pursuant to the authority of, the Board of Directors and to be in full force and effect on the date of such cenification, and delivered to the Trustee.

BUSINESS DAY

     The term "Business Day" shall mean, with respect to any Security, a day (other than a Saturday or Sunday) that in the city (or in any of the cities, if more than one) in which amounts are payable, as specified on the face of the form of such Security, is neither a legal holiday nor a day on which banking institutions are authorized or required by law, regulation or executive order to close.

COMPANY

     The term "Company" shall mean the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

COMPANY ORDER

     The term "Company Order" means a written order signed in the name of the Company by the Chairman of the Board of Directors or the President or any Executive Vice President or any Vice President or the Treasurer and by the Secretary or any Assistant Secretary or, if the other signatory is other than the Treasurer, any Assistant Treasurer of the Company.

CONSOLIDATED NET TANGIBLE ASSETS

     The term "Consolidated Net Tangible Assets" means the total assets on a consolidated balance sheet of the Company and the Restricted Subsidiaries (less applicable reserves and other properly deductible items) less: (A) current liabilities, including the current portion of long-term debt; (B) all other liabilities except deferred income taxes and Funded Debt; (C) goodwill, trade names, trademarks, patents, organization expenses, unamortized debt discount and expense less unamortized debt premium and other like intangibles (other than deferred charges and prepaid expenses); (D) adjustments for minority interests; and (E) equity in and net advances to Subsidiaries which are not Restricted Subsidiaries and entities accounted for on the equity method of accounting. The calculation of Consolidated Net Tangible Assets shall be made using the Company's latest available consolidated statement of financial position.

CORPORATION

     The term "corporation" shall include corporations, associations, companies and business trusts.

COUPON

     The term "coupon" shall mean any interest coupon appertaining to a Security.

COUPON SECURITY

     The term "Coupon Security" shall mean any Security authenticated and delivered with one or more coupons appertaining thereto.

DEBT

     The term "Debt" includes notes, bonds, debentures or other similar evidences of indebtedness for money borrowed and guarantees thereof.

DEPOSITARY

     The term "Depositary" shall mean, with respect to the Securities of any series issuable or issued in the form of one or more Global Securities, the Person designated as Depositary by the Company pursuant to Section 2.03 until a successor Depositary shall have become such pursuant to Section 2.05, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Global Securities of that series.

EVENT OF DEFAULT

     The term "Event of Default" shall mean any event specified as such in
Section 6.01.

FUNDED DEBT

     The term "Funded Debt" means indebtedness for borrowed money owed or guaranteed by a Person and any other indebtedness which under generally accepted accounting principles would appear as debt on a balance sheet of such Person, which matures by its terms more than twelve months from the date as of which Funded Debt is to be determined or is extendible or renewable at the option of the obligor to a date more than twelve months from the date as of which Funded Debt is to be determined.

GLOBAL SECURITY

     The term "Global Security" shall mean a Security issued in definitive registered form without coupons, evidencing all or a part of an issuance of Securities of any series, and issued to the Depositary for such series in accordance with Section 2.03, and beantg the legend prescribed in Section 2.03.

HOLDER

     The terms "Holder", "Holder of Securities", "Securityholder" or other similar terms, shall mean (a) in the case of any Registered Security, the person in whose name such Security is registered on the registration books kept for that purpose in accordance with the terms hereof, and (b) in the case of any Unregistered Security, the bearer of such Security.

INDENTURE

     The term "Indenture" shall mean this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

INTEREST

     The term "Interest" shall mean, when used with respect to non-interest bearing Securities, interest payable after maturity.

INTEREST PAYMENT DATE

     The term "Interest Payment Date," when used with respect to any Security, means the stated maturity of an instalment of interest on such Security.

MORTGAGE

     The term "Mortgage" means any mortgage, pledge, lien, security interest, conditional sale or other title retention agreement or other similar encumbrance which has been granted or otherwise consented to by the Company. Notwithstanding the foregoing, the following liens shall, for purposes of this Indenture, not be deemed to be Mortgages:

     (a) liens for taxes if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and adequate reserves with respect thereto are maintained on the books of the Company or the appropriate Restricted Subsidiary, as the case may be;

     (b) liens arising from any attachment being contested in good faith by appropriate proceedings and any lien arising from a judgment or award so long as a subsisting stay of execution or enforcement thereof has been obtained;

     (c) other liens incidental to the conduct of the Company's or any Restricted Subsidiary's business or the ownership of any of their respective property and assets (including, without limitation, carriers', warehousemen's, mechanics', materialmen's and vendors' liens) which do not, in the opinion of the Company or any Restricted Subsidiary, in the aggregate materially detract from the value of the property or assets of the Company and its Restricted Subsidiaries, taken as a whole, or materially impair their use in the operation of the business of the Company or such Restricted Subsidiary, as the case may be;

     (d) liens arising from pledges or deposits in connection with workmen's compensation, unemployment insurance and other legislation;

     (e) liens arising from deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

     (f) liens arising from minor survey exceptions, minor encumbrances, easements or reservations of, or rights of others for, rights-of-way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of any Principal Property of the Company or a Restricted Subsidiary, which encumbrances, easements, reservations, rights and restrictions do not, in the opinion of the Company, in the aggregate materially detract from the value of the property or assets of the Company and its Restricted Subsidiaries, taken as a whole, or materially impair their use in the operation of the business of the Company or such Restricted Subsidiary, as the case may be; and

     (g) liens created, incurred or assumed in connection with any tax free financing:

OFFICERS' CERTIFICATE

     The term "Officers' Certificate" shall mean a certificate signed by the Chairman of the Board of Directors or the President or any Executive Vice President or any Vice President or the Treasurer and by the Secretary or any Assistant Secretary or, if the other signatory is other than the Treasurer, any Assistant Treasurer of the Company.

OPINION OF COUNSEL

     The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, or who may be other counsel acceptable to the Trustee.

ORIGINAL ISSUE DISCOUNT SECURITIES

     The term "Original Issue Discount Securities" shall mean any Securities which are initially sold at a discount from the principal amount thereof and which provide upon Event of Default for declaration of an amount less than the principal amount thereof to be due and payable upon acceleration thereof.

OUTSTANDING

     The term "Outstanding", when used with reference to Securities, shall, subject to the provisions of Section 7.08 and Section 8.04, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except

     (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

     (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent), provided, that if such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as in Article Three provided, or provisions satisfactory to the Trustee shall have been made for giving such notice; and

     (c) Securities in lieu of and in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.07, unless proof satisfactory to the Trustee is presented that any such Securities are held by bona fide Holders in due course.

PERSON

     The term "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

PLACE OF PAYMENT

     The term "Place of Payment," when used with respect to the Securities of any series, means the office or agency of the Company in Detroit, Michigan, designated and maintained by the Company pursuant to Section 4.02 and such other place or places where the principal of (and premium, if any) and interest (and Additional Amounts, if any) on the Securities of that series are payable as specified as contemplated by Sections 2.01 and 2.04.

PRINCIPAL PROPERTY

     The term "Principal Property" means any manufacturing or processing plant or warehouse owned at the date hereof by the Company or any of its Subsidiaries or hereafter acquired by the Company or any of its Subsidiaries which is located within the United States of America or Canada and the gross book value (including related land and improvements thereon and all machinery and equipment included therein without deduction of any depreciation reserves) of which on the date as of which the determination is being made exceeds 1% of Consolidated Net Tangible Assets, other than (i) any property which the Board of Directors determines, in good faith, is not of material importance to the total business conducted by the Company and its Subsidiaries as an entirety or (ii) any portion of a particular property which is similarly found not to be of material importance to the use or operation of such property.

REGISTERED SECURITY

     The term "Registered Security" shall mean any Security registered on the Security registration books of the Company.

REGULAR RECORD DATE

     The term "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Sections 2.01 and 2.04.

RESPONSIBLE OFFICER

     The term "responsible officer" when used with respect to the Trustee shall mean the chairman of the board of directors, any vice-chairman of the board of directors, the chairman of the executive committee, the vice-chairman of the executive committee, the president, any vice president, the cashier, the secretary, the treasurer, any senior trust officer or trust officer, any assistant vice president or any other officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

RESTRICTED SUBSIDIARY

     The term "Restricted Subsidiary" means any Subsidiary which (A) owns an interest in a Principal Property or (B) substantially all of the business of which is carried on within the United States of America or Canada.

SECURED DEBT

     The term "Secured Debt" means any Debt (whether now existing or hereafter created) of the Company or any Restricted Subsidiary, secured by a Mortgage on any Principal Property (or portion thereof) or on any shares of stock or indebtedness of a Restricted Subsidiary held by the Company or any Restricted Subsidiary (including any such stock or indebtedness hereafter acquired).

SECURITY REGISTER AND SECURITY REGISTRAR

     The term "Security Register" and "Security Registrar" shall have the respective meanings specified in Section 2.05.

SUBSIDIARY

     The term "Subsidiary" means any corporation of which at least a majority of the outstanding stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by the Company, or by one or more Subsidiaries, or by the Company and one or more Subsidiaries.


TRUST INDENTURE ACT OF 1939

     Except as otherwise provided in Sections 10.01, 10.02, 10.03 and 14.06, the terms "Trust Indenture Act of 1939" and "Trust Indenture Act" shali mean the Trust Indenture Act of 1939 as in force at the date of this Indenture as originally executed.


UNITED STATES

     The term "United States" shall mean the United States of America, its territories, possessions and other areas subject to its jurisdiction, including the Commonwealth of Puerto Rico.


UNREGISTERED SECURITY

     The term "Unregistered Security" shall mean any Security other than a Registered Security.

U.S. DOLLAR

     The term "U.S. Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

U.S. PERSON

     The term "U.S. person" shall mean a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or an estate or trust the income of which is subject to United States Federal income tax regardless of its source.

                                  ARTICLE TWO

                       ISSUE, EXECUTION, REGISTRATION AND
                             EXCHANGE OF SECURITIES

     SECTION 2.01. Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

          (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

          (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 2.05, 2.06, 2.07, 3.02 or 10.04);

          (3) the date or dates on which the principal of the Securities of the series is payable;

          (4) the rate or rates, which may be fixed or variable, at which the Securities of the series shall bear interest, if any, and if the rate is variable, the manner of calculation thereof, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and, in the case of Registered Securities the Regular Record Date for the determination of Holders of such Securities to whom interest is payable on any Interest Payment Date;

          (5) the place or places (in addition to such place or places specified in this Indenture) where the principal of (and premium, if any), interest, if any, and Additional Amounts, if any, on Securities of the series shall be payable;

          (6) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

          (7) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (8) if other than U.S. Dollars, the currency or currencies, or units, including European Currency Units ("ECUs"), based on or related to currencies, in which the Securities of the series shall be denominated and in which payments of principal of, any premium on, interest on, if any, and any other amounts payable with respect to such Securities shall or may be payable;

          (9) the denominations in which Securities of the series shall be issuable, if other than $1,000 or integral multiples thereof with respect to Registered Securities and denominations of $1,000 and $5,000 for Unregistered Securities;

          (10) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof or which the Trustee shall be entitled to claim pursuant to Section 6.02;

          (11) whether the Securities of the series will be issuable as Registered Securities or Unregistered Securities (with or without coupons), or both, any restrictions applicable to the offer, sale or delivery of Unregistered Securities and, if other than as provided for in Section 2.05, the terms upon which Unregistered Securities of the series may be exchanged for Registered Securities of such series and vice versa;

          (12) whether and under what circumstances the Company will pay Additional Amounts on the Securities of the series held by a person who is not a U.S. Person in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay such Additional Amounts;

          (13) the provisions, if any, for the defeasance of the Securities of the series;

          (14) whether the Securities of the series shall be issued as, or exchanged for, in whole or in part, one or more Global Securities, and, in such case, the terms upon which interests in such Global Security or Securities shall be exchangeable by the Company or the holder thereof for definitive Securities and the identity of the Depositary for such Global Security or Securities; and

          (15) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

     All Securities of any one series shall be substantially identical except
(i) as to denomination and (ii) that Securities of any series may be issuable as either Registered Securities or Unregistered Securities and (iii) as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto.

     If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or any Assistant Secretary of the Company and delivered to the Trustee at the same time as or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

     SECTION 2.02. Form of Trustee's Certificate of Authentication. The Trustee's certificate of authentication shall be in the following form:

     This is one of the Securities of the series designated and referred to in the within-mentioned Indenture.

                                        NBD BANK, as Trustee

                                        By: __________________________
                                        Authorized Officer

     SECTION 2.03. Form, Execution, Authentication, Delivery and Dating of Securities. The Securities of each series and the coupons, if any, to be attached thereto, shall be in the forms approved from time to time by or pursuant to a Board Resolution, or established in one or more indentures supplemental hereto, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Securities may be listed, or to conform to usage.

     Each Security and coupon shall be executed on behalf of the Company by its Chairman of the Board of Directors or its President or any Executive Vice President or any Vice President and by its Treasurer or any Assistant Treasurer or its Secretary or any Assistant Secretary, under its corporate seal. Such signatures may be the manual or facsimile signatures of the present or any future such officers. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities.

     Each Security and coupon bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Security, or the Security to which such coupon appertains. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company and, in the case of Coupon Securities, having attached thereto appropriate coupons, to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities or coupons of the series have been established in or pursuant to one or more Board Resolutions as permitted by this Section and Section 2.01, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Opinion of Counsel stating:

          (a) if the form of such Securities or coupons has been established by or pursuant to Board Resolution as permitted by Section 2.01, that such form has been established in conformity with the provisions of this Indenture;

          (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 2.01, that such terms have been established in conformity with the provisions of this Indenture; and

          (c) that each such Security and coupon, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles.

If such form or terms has been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and the Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

        Every Registered Security shall be dated the date of its authentication. Each Unregistered Security shall be dated as provided in or pursuant to the Board Resolution or supplemental indenture referred to in
Section 2.01 or, if no such terms are specified, the date of its original issuance.

        No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

        If the Company shall establish pursuant to this Section 2.03 that the Securities of a series may be issued in the form of one or more Global Securities, then the Company may execute and the Trustee shall, in accordance with this Section, authenticate and deliver one or more Global Securities that
(i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Securities to be represented by such Global Security or Securities, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions and (iv) shall bear a legend substantially to the following effect or such other legend as may be required by the Depositary: "Unless this certificate is presented by an authorized representative of the Depositary to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of the Depositary or a nominee of the Depositary or in such other name as requested by an authorized representative of the

Depositary (and any payment is made to the Depositary or a nominee of the Depositary or to such other entity as is requested by an authorized representative of the Depositary), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful since the registered owner hereof, has an interest herein."

     Each Depositary designated for a Global Security must be, at the time of its designation and at all times while it serves as Depositary, a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation.


     SECTION 2.04. Denominations; Record Date. The Securities shall be issuable as Registered Securities or Unregistered Securities in such denominations as may be specified as contemplated in Section 2.01. In the absence of any such specification with respect to any series, such Securities shall be issuable in the denominations contemplated by Section 2.01.

     The term "record date" as used with respect to an Interest Payment Date (except a date for payment of defaulted interest) shall mean such day or days as shall be specified in the terms of the Registered Securities of any particular series as contemplated by Section 2.01; provided, however, that in the absence of any such provisions with respect to any series, such term shall mean (1) the last day of the calendar month next preceding such Interest Payment Date if such Interest Payment Date is the fifteenth day of a calendar month; or (2) the fifteenth day of a calendar month next preceding such Interest Payment Date if such Interest Payment Date is the first day of the calendar month; provided, further, that if the day which would be the record date as provided herein shall be a day on which banking institutions in The City of New York or Detroit, Michigan are authorized by law or required by executive order to close, then it shall mean the next preceding day which shall not be a day on which such institutions are so authorized or required to close.

     The person in whose name any Registered Security is registered at the close of business on the Regular Record Date with respect to an Interest Payment Date shall be entitled to receive the interest payable and Additional Amounts, if any, payable on such Interest Payment Date notwithstanding the cancellation of such Registered Security upon any transfer or exchange thereof subsequent to such Regular Record Date and prior to such Interest Payment Date; provided, however, that if and to the extent the Company shall default in the payment of the interest and Additional Amounts, if any, due on such Interest Payment Date, such defaulted interest and Additional Amounts, if any, shall be paid to the persons in whose names Outstanding Registered Securities are registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the Holders of Securities of the series in default not less than fifteen days preceding such subsequent record date, such record date to be not less than five days preceding the date of payment of such defaulted interest.

     SECTION 2.05. Exchange and Registration of Transfer of Securities. Registered Securities of any series may be exchanged for a like aggregate principal amount of Registered Securities of other authorized denominations of such series. Registered Securities to be exchanged shall be surrendered at the office or agency to be designated and maintained by the Company for such purpose in Detroit, Michigan in accordance with the provisions of Section 4.02 and the Company shall execute and register and the Trustee shall authenticate and deliver in exchange therefor the Registered Security or Registered Securities which the Holder making the exchange shall be entitled to receive.

     If the Securities of any series are issued in both registered and unregistered form, except as otherwise specified pursuant to Section 2.01, at the option of the Holder thereof, Unregistered Securities of any series may be exchanged for Registered Securities of such series of any authorized denominations and of a like aggregate principal amount, upon surrender of such Unregistered Securities to be exchanged at the agency of the Company that shall be maintained for such purpose in accordance with Section 4.02, with, in the case of Unregistered Securities that are Coupon Securities, all unmatured coupons and all matured coupons in default thereto appertaining. At the option of the Holder thereof, if Unregistered Securities of any series are issued in more than one authorized denomination, except as otherwise specified pursuant to
Section 2.01, such Unregistered Securities may be exchanged for Unregistered Securities of such series of other authorized denominations and of a like aggregate principal amount, upon surrender of such Unregistered Securities to be exchanged at the agency of the Company that shall be maintained for such purpose in accordance with Section 4.02 or as specified pursuant to Section 2.01, with, in the case of Unregistered Securities that are Coupon Securities, all unmatured coupons and all matured coupons in default thereto appertaining. Unless otherwise specified pursuant to Section 2.01, Registered Securities of any series may not be exchanged for Unregistered Securities of such series. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     The Company (or its designated agent (the "Security Registrar")) shall keep, at such office or agency, a Security Register (the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall register Securities and shall register the transfer of Registered Securities as in this Article Two provided. The Security Register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the Security Register shall be open for inspection by the Trustee. Upon due presentment for registration of transfer of any Registered Security of a particular series at such office or agency, the Company shall execute and the Company or the Security Registrar' shall register and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Registered Security or Registered Securities of such series for an equal aggregate principal amount.

     Unregistered Securities (except for any temporary bearer Securities) and coupons shall be transferable by delivery.

     All Securities presented for registration of transfer or for exchange, redemption or payment, as the case may be, shall (if so required by the Company or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder or his attorney duly authorized in writing.

     No service charge shall be made for any exchange or registration of transfer of Registered Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

     The Company shall not be required to exchange or register a transfer of (a) any Registered Securities of any series for a period of fifteen days next preceding any selection of such Registered Securities of such series to be redeemed, or (b) any Security of any such series selected for redemption except, in the case of any such series to be redeemed in part, the portion thereof not to be so redeemed.

     Notwithstanding anything herein or in the terms of any series of Securities to the contrary, neither the Company nor the Trustee (which shall rely on an Officers' Certificate and an Opinion of Counsel) shall be required to exchange any Unregistered Security for a Registered Security if such exchange would result in adverse Federal income tax consequences to the Company (including the inability of the Company to deduct from its income, as computed for Federal income tax purposes, the interest payable on any Securities) under then applicable United States Federal income tax laws.

     Notwithstanding any other provision of this Section 2.05 to the contrary, unless and until it is exchanged in whole or in part for Securities in definitive registered form without coupons, a Global Security representing all or a portion of the Securities of a series may not be transferred except at a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

     If at any time the Depositary for the Securities of a series represented by one or more Global Securities notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for such Securities shall no longer be eligible under
Section 2.03, the Company shall appoint a successor Depositary with respect to the Securities. If (i) the Depositary for Securities of a series represented by one or more Global Securities is at any time unwilling or unable to continue as Depositary or the Depositary for the Securities of such series ceases to be a clearing agency registered under the Securities Exchange Act of 1934 and a successor Depositary is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility or (ii) the

Company executes and delivers to the Trustee an order to the effect that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities, the Company's election pursuant to Section 2.01 that the Securities of such series be represented by one or more Global Securities shall no longer be effective with respect to the Securities of such series, and the Company shall execute, and the Trustee, upon receipt of an order of the Company for the authentication and delivery of definitive Securities of such series, shall authenticate and deliver Securities of such series in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Securities in exchange for such Global Security or Securities.

     If specified by the Company pursuant to Section 2.01 with respect to a series of Securities represented by a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or in part for Securities of the same series in definitive registered form without coupons on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee upon receipt of an order for the authentication and delivery of definitive Securities of such series shall authenticate and deliver, without service charge,

          (i) to the Persons specified by such Depositary a new Security or Securities of the same series, of any authorized denominations as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

          (ii) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities authenticated and delivered pursuant to clause (i) above.

     Upon the exchange of a Global Security for Securities in definitive registered form without coupons, in authorized denominations, such Global Security shall be cancelled by the Trustee. Securities in definitive registered form without coupons issued in exchange for a Global Security pursuant to this
Section 2.05 shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to or as directed by the Persons in whose names such Securities are so registered.

     SECTION 2.06. Temporary Securities. Pending the preparation of definitive Securities of any series, the Company may execute and upon Company Order the Trustee shall authenticate and deliver temporary Securities of such series (printed or lithographed). Temporary Securities of any series shall be issuable in any authorized denominations, and in the form approved from time to time by or pursuant to a Board

Resolution but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Every temporary Security shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unnecessary delay the Company shall execute and shall furnish definitive Securities of such series and thereupon any or all temporary Registered Securities of such series may be surrendered in exchange therefor without charge at the office or agency to be designated and maintained by the Company for such purpose in Detroit, Michigan in accordance with the provisions of Section 4.02 and in the case of Unregistered Securities at any agency maintained by the Company for such purpose as specified pursuant to Section 2.01, and the Trustee shall authenticate and deliver in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and in the case of such Securities that are Coupon Securities, having attached thereto the appropriate coupons. Until so exchanged the temporary Securities of any series shall be entitled to the same benefits under this Indenture as definitive Securities of such series. The provisions of this Section 2.06 are subject to any restrictions or limitations on the issue and delivery of temporary Unregistered Securities of any series that may be established pursuant to Section 2.01 (including any provision that Unregistered Securities of such series initially be issued in the form of a single global Unregistered Security to be delivered to a depositary or agency of the Company located outside the United States and the procedures pursuant to which definitive Unregistered Securities of such series would be issued in exchange for such temporary global Unregistered Security).

     SECTION 2.07. Mutilated, Destroyed, Lost or Stolen Securities. In case any temporary or definitive Security of any series or, in the case of a Coupon Security, any coupon appertaining thereto, shall become mutilated or be destroyed, lost or stolen, the Company in the case of a mutilated Security or coupon shall, and in the case of a lost, stolen or destroyed Security or coupon may, in its discretion, execute, and upon Company Order the Trustee shall authenticate and deliver, a new Security of the same series as the mutilated, destroyed, lost or stolen Security or, in the case of a Coupon Security, a new Coupon Security of the same series as the mutilated, destroyed, lost or stolen Coupon Security or, in the case of a coupon, a new Coupon Security of the same series as the Coupon Security to which such mutilated, destroyed, lost or stolen coupon appertains, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen or in exchange for the Coupon Security to which such mutilated, destroyed, lost or stolen coupon appertains, with all appurtenant coupons not destroyed, lost or stolen. In every case the applicant for a substituted Security or coupon shall furnish to the Company and to the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and to the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security or coupon, as the case may be, and of the ownership thereof. The Trustee may authenticate any such substituted Security and deliver the same upon the written request or authorization of any officer of the Company. Upon the issuance of any substituted Security or coupon, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith and in addition a further sum not exceeding ten dollars for each Security so issued in substitution. In case any Security or coupon which has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substituted Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Security or coupon) if the applicant for such payment shall furnish the Company with such security or indemnity as it may require to save it harmless and, in case of destruction, loss or theft, evidence to the satisfaction of the Company of the destruction, loss or theft of such Security or coupon and of the ownership thereof.

     Every substituted Security with, in the case of any such Security that is a Coupon Security, its coupons, issued pursuant to the provisions of this Section by virtue of the fact that any Security or coupon is destroyed, lost or stolen shall, with respect to such Security or coupon, constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security or coupon shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities, and the coupons appertaing thereto, duly issued hereunder.

     All Securities and any coupons appertaining thereto shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities and coupons appertaining thereto and shall, to the extent permitted by law, preclude any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

     SECTION 2.08. Cancellation. All Securities surrendered for payment, redemption, exchange or registration of transfer, and all coupons surrendered for payment, as the case may be shall, if surrendered to the Company or any agent of the Company or of the Trustee, be delivered to the Trustee and promptly cancelled by it or, if surrendered to the Trustee, be cancelled by it, and no Securities or coupons shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall destroy cancelled Securities and coupons and deliver a certificate of destruction to the Company or, if requested to do so by the Company, shall return such cancelled Securities and coupons to the Company.

     SECTION 2.09. Computation of Interest. Except as otherwise specified as contemplated by Section 2.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.


                                 ARTICLE THREE
                            REDEMPTION OF SECURITIES

     SECTION 3.01. Redemption of Securities; Applicability of Article. Redemption of Securities of any series as permitted or required by the terms thereof shall be made in accordance with such terms and this Article; provided, however, that if any provision of any. series of Securities shall conflict with any provision of this Article, the provision of such series of Securities shall govern.

     Notice date for a redemption of Securities shall mean the date on which notice of such redemption is given in accordance with the provisions of Section
3.02 hereof.

     SECTION 3.02. Notice of Redemption; Selection of Securities. In case the Company shall desire to exercise the right to redeem all, or, as the case may be, any part of a series of Securities pursuant to the terms and provisions applicable to such series, it shall fix a date for redemption and shall mail a notice of such redemption at least thirty and not more than ninety days prior to the date fixed for redemption to the Holders of the Securities of such series which are Registered Securities to be redeemed as a whole or in part at their last addresses as the same appear on the Security Register. Such mailing shall be by prepaid first class mail. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder shall have received such notice. In any case, failure to give notice by mail, or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

     Notice of redemption to the Holders of Unregistered Securities to be redeemed as a whole or in part, who have filed their names and addresses with the Trustee as described in Section 5.04, shall be given by mailing notice of such redemption, by first class mail, postage prepaid, at least thirty days and not more than ninety days prior to the date fixed for redemption, to such Holders at such addresses as were so furnished to the Trustee (and, in the case of any such notice given by the Company, the Trustee shall make such information available to the Company for such purpose). Notice of redemption to any other Holder of an Unregistered Security of such series shall be published in an Authorized Newspaper in the Borough of Manhattan, The City of New York and in an Authorized Newspaper in London (and, if required by Section 4.04, in an Authorized Newspaper in Luxembourg), in each case, once in each of two successive calendar weeks, the first publication to be not less than thirty nor more than ninety days prior to the date fixed for redemption. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder shall have received such notice. In any case, failure to give notice by mail, or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

     Each such notice of redemption shall specify the date fixed for redemption, the redemption price at which such Securities are to be redeemed, the Place of Payment, that payment will be made upon presentation and surrender of such Securities and, in the case of Coupon Securities, of all coupons appertaining thereto maturing after the date fixed for redemption, that interest and Additional Amounts, if any, accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest, if any, thereon or on the portions thereof to be redeemed will cease to accrue. If less than all of the Securities of a series are to be redeemed any notice of redemption published in an Authorized Newspaper shall specify the numbers of the Securities to be redeemed. In case any Security is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion thereof will be issued of the same series.

     Prior to the redemption date specified in the notice of redemption given as provided in this Section, the Company will deposit in trust with the Trustee or with one or more paying agents an amount of money sufficient to redeem on the redemption date all the Securities or portions of Securities so called for redemption at the appropriate redemption price, together with accrued interest, if any, to the date fixed for redemption. The Company will give the Trustee notice of each redemption no later than the date on which notice thereof is given to the Holders; provided, that if less than all of the Securities of a series are to be redeemed, the Company will give the Trustee notice at least forty-five days prior to the date fixed for redemption (unless a shorter notice is acceptable to the Trustee) as to the aggregate principal amount of Securities to be redeemed.

     If less than all of the Securities of a series are to be redeemed, the Trustee shall select, pro rata or by lot or in such other manner as it shall deem reasonable and fair, the numbers of the Securities to be redeemed in whole or in part.

     SECTION 3.03. Payment of Securities Called for Redemption. If notice of redemption has been given as above provided, the Securities om portions of Securities with respect to which such notice has been given shall become due and payable on the date and at the Place of Payment stated in such notice at the applicable redemption price, together with interest, if any (and Additional Amounts, if any), accrued to the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Securities at the redemption price, together with interest, if any, and Additional Amounts, if any, accrued to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue. On presentation and surrender of such Securities subject to redemption at said Place of Payment in said notice specified, the said Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest, if any, and Additional Amounts, if any, accrued thereon to the date fixed for redemption. Interest, if any (and Additional Amounts, if any), maturing on or prior to the date fixed for redemption shall continue to be payable (but without interest thereon unless the Company shall default in payment thereof) in the case of Coupon Securities to the bearers of the coupons for such interest upon surrender thereof, and in the case of Registered Securities to the Holders thereof registered as such on the Security Register on the relevant record date subject to the terms and provisions of Section 2.04. At the option of the Company payment may be made by check to (or to the order of) the Holders of the Securities or other persons entitled thereto against presentation and surrender of such Securities.

     If any Coupon Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the date fixed for redemption, the surrender of such missing coupon or coupons may be waived by the Company and the Trustee, if there be furnished to each of them such security or indemnity as they may require to save each of them harmless.

     Upon presentation of any Security redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities, of authorized denominations, in aggregate principal amount equal to the unredeemed portion of the Security so presented of the same series.


                                  ARTICLE FOUR
                      PARTICULAR COvENANTS OF THE COMPANY

     SECTION 4.01. Payment of Principal. Premium, Interest and Additional Amounts. The Company will duly and punctually pay or cause to be paid the principal of (and premium, if any), interest, if any, and Additional Amounts, if any, on each of the Securities at the place, at the respective times and in the manner provided in the terms of the Securities and in this Indenture. The interest on Coupon Securities (together with any Additional Amounts) shall be payable only upon presentation and surrender of the several coupons for such interest instalments as are evidenced thereby as they severally mature. The interest, if any, on any temporary bearer Securities (together with any Additional Amounts) shall be paid, as to the instalments of interest evidenced by coupons attached thereto, if any, only upon presentation and surrender thereof, and, as to the other instalments of interest, if any, only upon presentation of such Securities for notation thereon of the payment of such interest. The interest on Registered Securities (together with any Additional Amounts) shall be payable only to or upon the written order of the Holders thereof and at the option of the Company may be paid by mailing checks for such interest payable to or upon the order of such

Holders at their last addresses as they appear on on the Security Register for such Securities. Notwithstanding the foregoing, in the case of Global Securities, each installment of interest on the Securities of any series shall be made by wire transfer of immediately available funds if appropriate wire transfer instructions in writing have been received by the Trustee not less than 15 days prior to such Interest Payment Date.


     SECTION 4.02. Offices for Notices and Payments, etc. As long as any of the Securities of a series remain outstanding, the Company will designate and maintain, in Detroit, Michigan, an office or agency where the Registered Securities of such series may be presented for registration of transfer and for exchange as in this Indenture provided, an office or agency where notices and demands to or upon the Company in respect of the Securities of such series or of this Indenture may be served and an office or agency where the Securities of such series may be presented for payment. The Company will give to the Trustee notice of the location of each such office or agency and of any change in the location thereof. In case the Company shall fail to maintain any such office or agency in Detroit, Michigan, or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the corporate trust office of the Trustee in Detroit, Michigan, and the Company hereby appoints the Trustee as its agent to receive all such presentations, notices and demands.

     If Unregistered Securities of any series are Outstanding, the Company will maintain or cause the Trustee to maintain one or more agencies in a city or cities located outside the United States (including any city in which such an agency is required to be maintained under the rules of any stock exchange on which the Securities of such series are listed) where such Unregistered Securities, and coupons, if any, appertaining thereto may be presented for payment. No payment on any Unregistered Security or coupon will be made upon presentation of such Unregistered Security or coupon at an agency of the Company within the United States nor will any payment be made by transfer to an account in, or by mail to an address in, the United States, except, at the option of the Company, if the Company shall have determined that, pursuant to applicable United States laws and regulations then in effect such payment can be made without adverse tax consequences to the Company. Notwithstanding the foregoing, payments in U.S. Dollars with respect to Unregistered Securities of any series and coupons appertaining thereto which are payable in U.S. Dollars may be made at an agency of the Company maintained in Detroit, Michigan if such payment in U.S. Dollars at each agency maintained by the Company outside the United States for payment on such Unregistered Securities is illegal or effectively precluded by exchange controls or other similar restrictions.

     The Company hereby initially designates NBD Bank, located at 611 Woodward Avenue, Detroit, Michigan 48226 as the Security Registrar and as the office or agency of the Company in Detroit, Michigan where the Securities may be presented for payment and, in the case of Registered Securities, for registration of transfer and for exchange as in this Indenture provided and where notices and demands to or upon the Company in respect of the Securities of any series or of this Indenture may be served.


     SECTION 4.03. Provisions as to Paying Agent. (a) Whenever the Company shall appoint a paying agent other than the Trustee with respect to the Securities of any series, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section,

          (1) that it will hold sums held by it as such agent for the payment of the principal of (and premium, if any), interest, if any, or Additional Amounts, if any, on the Securities of such series in trust for the benefit of the Holders of the Securities of such series, or coupons appertaining thereto, as the case may be, entitled thereto and will notify the Trustee of the receipt of sums to be so held,

          (2) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Securities of such series) to make any payment of the principal of (or premium, if any), interest, if any, or Additional Amounts, if any, on the Securities of such series when the same shall be due and payable, and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent.

     (b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of (and premium, if any), interest, if any, or Additional Amounts, if any, on the Securities of any series set aside, segregate and hold in trust for the benefit of the Holders of the Securities of such series entitled thereto a sum sufficient to pay such principal (and premium, if any), interest, if any, or Additional Amounts, if any, so becoming due. The Company will promptly notify the Trustee of any failure to take such action.

     (c) Anything in this Section to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for such series by it or any paying agent hereunder as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

     (d) Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Sections 12.03 and 12.04.

     SECTION 4.04. Luxembourg Publications. In the event of the publication of any notice pursuant to Section 3.02, 6.07, 7.10, 7.11, 9.02, 10.02 or 12.05, the
party making such publication shall also, to the extent that notice is required so to be given to Holders of Securities of any series by applicable Luxembourg law or stock exchange regulation, make a similar publication the same number of times in Luxembourg.

     SECTION 4.05. Limitation on Liens. So long as any Securities are Outstanding, the Company will not, nor will it permit any Restricted Subsidiary to, issue or assume or guarantee any Secured Debt without in any such case effectively providing concurrently with the issuance or assumption or guarantee of any such Secured Debt that the Securities (together with, if the Company shall so determine, any other indebtedness of the Company or such Restricted Subsidiary ranking equally with the Securities and then existing or thereafter created) shall be secured equally and ratably with (or, at the option of the Company, prior to) such Secured Debt, unless the aggregate amount of such Secured Debt issued or assumed or guaranteed, together with all other such Secured Debt of the Company and its Restricted Subsidiaries which (if originally issued or assumed or guaranteed at such time) would otherwise be subject to the foregoing restrictions and all Attributable Debt deemed to be Secured Debt pursuant to Section 4.06 below, but not including Secured Debt permitted to be secured under clauses (i) through (vi) of the immediately following paragraph, does not at the time exceed 10% of Consolidated Net Tangible Assets.

     This covenant shall not apply to, and there shall be excluded from Secured
Debt: (i) any Debt secured by a Mortgage on property, shares of stock or indebtedness of any corporation existing at the time such corporation becomes a Restricted Subsidiary; (ii) any Debt secured by a Mortgage existing on property, shares of stock or indebtedness at the time of acquisition of such property, shares of stock or indebtedness by the Company or a Restricted Subsidiary, or a Mortgage to secure the payment of all or any part of the purchase price of such property, shares of stock or indebtedness upon the acquisition of such property, shares of stock or indebtedness by the Company or a Restricted Subsidiary or to secure any Debt incurred prior to, at the time of, or within 180 days after (A) in the case of shares of stock or indebtedness, the date of acquisition of such shares of stock or indebtedness, and (B) in the case of property, the later of the date of acquisition of such property and the date such property is placed in service, for the purpose of financing all or any part of the purchase price thereof, or a Mortgage to secure any Debt incurred for the purpose of financing the cost to the Company or a Restricted Subsidiary of improvements to such acquired property; (iii) any Debt secured by a Mortgage of (A) a Restricted Subsidiary owing to the Company or to another Restricted Subsidiary or (B) the Company owing to any Restricted Subsidiary; (iv) any Debt secured by a Mortgage on property of a corporation existing at the time such corporation is merged or consolidated with the Company or a Restricted Subsidiary or at the time of a sale, lease or other disposition of the properties of a corporation as an entirety or substantially as an entirety to the Company or a Restricted Subsidiary; (v) any Debt secured by a Mortgage on property of the Company or a Restricted Subsidiary in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country, or any political subdivision thereof, to secure partial progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred or guaranteed for the purpose of financing all or any part of the purchase price or the cost of construction of the property subject to such Mortgage; or (vi) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any Debt secured by a Mortgage referred to in the foregoing clauses (i) to (v), inclusive; provided, however, that the principal amount of such Debt shall not exceed the principal amount of Debt so secured at the time of such extension, renewal or replacement and that such extension, renewal or replacement shall be limited to all or a part of the property which secured the Debt so extended, renewed or replaced (plus improvements on such property).

     SECTION 4.06. Limitation on Sale and Lease-back. So long as any Securities are Outstanding, the Company will not, nor will it permit any Restricted Subsidiary to, enter into any arrangement with any Person providing for the leasing by the Company or any Restricted Subsidiary of any Principal Property, which property has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such Person, unless either (i) the Company or such Restricted Subsidiary would be entitled, pursuant to the provisions of the covenant on limitation on liens described above, to issue, assume, extend, renew or replace Debt secured by a Mortgage upon such property equal in amount to the Attributable Debt in respect of such arrangement without equally and ratably securing the Securities; provided, however, that from and after the date on which such arrangement becomes effective the Attributable Debt in respect of such arrangement shall be deemed for all purposes under Section 4.05 above and this Section 4.06 to be Debt subject to the provisions of Section 4.05 above (which provisions include the exceptions set forth in clauses (i) through (vi) of such Section), or (ii) the Company shall apply an amount in cash equal to the greater of (A) the net proceeds of the sale of the Principal Property so sold and leased back or (B) the fair market value (as determined in good faith by the Company's Board of Directors) of the Principal Property so sold and leased back, to the retirement (other than any mandatory retirement or by way of payment at maturity), within 180 days of the effective date of any such lease arrangement, of Funded Debt of the Company or any Restricted Subsidiary (other than Debt owned by the Company or any Restricted Subsidiary) or the purchase of other property which will constitute a Principal Property having a fair market value (as determined in good faith by the Company's Board of Directors) at least equal to the fair market value of the Principal Property leased in such sale and lease-back transaction or (iii) such sale and lease-back transaction is between the Company and a Restricted Subsidiary or between Restricted Subsidiaries. The provisions of this Section 4.06 shall not apply to any lease arrangements having a maximum term (including renewal and other extension options) of three years or less.

     SECTION 4.07. Statement by Officers as to Default. The Company will deliver to the Trustee, on or before a date not more than four months after the end of each fiscal year of the Company (which, on the date of execution hereof, ends on December

31) ending after the date hereof, commencing with the current fiscal year, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance or observance of any term, provision, condition or covenant set forth in Sections 4.05, 4.06 and
11.01 and such other terms, provisions and conditions of this Indenture as are specified pursuant to Section 2.01 and, if the Company shall be in default, specifying all such defaults and the nature thereof of which they may have knowledge.


                                  ARTICLE FIVE
                    SECURITYHOLDER LISTS AND REPORTS BY THE
                            COMPANY AND THE TRUSTEE

     SECTION 5.01. Securityholder Lists. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee with respect to the Securities of each series

          (a) semi-annually, not later than each Interest Payment Date (in the case of any series having semi-annual Interest Payment Dates) or not later than the dates determined pursuant to Section 2.01 (in the case of any series not having semi-annual Interest Payment Dates) a list, in such form as the Trustee may reasonably require, or the names and addresses of the Holders of Securities of such series as of the Regular Record Date (or as of such other date as may be determined pursuant to Section 2.01 for such series) therefor, and

          (b) at such other times as the Trustee may request in writing, within thirty days after receipt by the Company of any such request, a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of Securities of particular series specified by the Trustee as of a date not more than fifteen days prior to the time such information is furnished;

provided, however, that if and so long as the Trustee shall be the Security Registrar any such list shall exclude names and addresses received by the Trustee in its capacity as Security Registrar, and if and so long as all of the Securities of any series are Registered Securities, such list shall not be required to be furnished.


     SECTION 5.02. Preservation and Disclosure of Lists. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of each series of Securities contained in the most recent list furnished to it as provided in Section 5.01 or received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 5.01 upon receipt of a new list so furnished.

          (b) In case three or more Holders of Securities (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants' desire to communicate with other Holders of Securities of a particular series (in which case the applicants must hold Securities of such series) or with Holders of all Securities with respect to their rights under this Indenture or under such Securities and it is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

          (1) afford to such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section, or

          (2) inform such applicants as to the approximate number of Holders of Securities of such series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of subsection (a) of this Section, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of such series or all Securities, as the case may be, whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of such series or all Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If said Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, said Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met, and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Each and every Holder of Securities, by receiving and holding Securities, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of the Company or of the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with the provisions of subsection (b) of this Section, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

     SECTION 5.03. Reports by the Company. The Company covenants to file with the Trustee and the Securities and Exchange Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to Section 3.14 of the Trust Indenture Act of 1939 at the times and in the manner provided pursuant thereto; provided that any such information, documents or reports to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is required to be filed with the Securities and Exchange Commission.

     SECTION 5.04. Reports by the Trustee. (a) On or before July 14, 1996 and on or before July 14 of each year thereafter, so long as any Securities of any series are Outstanding hereunder, the Trustee shall transmit to the Holders of Securities of such series and each other person specified in the Trust Indenture Act a brief report dated as of the preceding May 15 that complies with Section 313(a) of the Trust Indenture Act of 1939 to the extent required thereby. The Trustee shall also comply with Section 313(b) of the Trust Indenture Act of 1939.

     (b) A copy of each such report shall, at the time of such transmission to Holders of Securities of a particular series, be filed by the Trustee with each stock exchange upon which the Securities of such series are listed and also with the Securities and Exchange Commission. The Company agrees to notify the Trustee when and as the Securities of any series become listed on any stock exchange.


                                  ARTICLE SIX
                              REMEDIES ON DEFAULT

     SECTION 6.01. Events of Default. In case one or more of the following Events of Default with respect to a particular series of Securities shall have occurred and be continuing, that is to say:

     (a) default in the payment of the principal of (or premium, if any, on) any of the Securities of such series as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise; or

     (b) default in the payment of any instalment of interest, if any, or in the payment of any Additional Amount, if any, upon any of the Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of thirty days; or

     (c) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company applicable to such series of the Securities or contained in this Indenture for a period of ninety days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least twenty-five percent in aggregate principal amount of the Securities of such series at the time outstanding; or

     (d) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of ninety days; or

     (e) the Company shall commence a voluntary case under any applicable bank-ruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of the Company or for any substantial part of its property, or shall make any general assignment for the benefit of creditors; or

     (f) the occurrence of any default under an instrument evidencing or securing other indebtedness of the Company or any Subsidiary for borrowed money in excess of the greater of (i) 1% of the Company's shareholders' equity (as represented on the Company's latest available consolidated statement of financial position) or (ii) $10 million, resulting in the acceleration of such indebtedness, which acceleration is not being contested in good faith by the Company or any such Subsidiary and is not rescinded or annulled pursuant to the terms of the instrument evidencing or securing such indebtedness;

then if an Event of Default described in clause (a), (b) or (c) shall have occurred and be continuing, and in each and every such case, unless the principal amount of all the Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than twenty-five percent in aggregate principal amount of the Securities of all series affected thereby then outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by Holders of such Securities) may declare the principal amount of all the Securities (or, with respect to Original Issue Discount Securities, such lesser amount as may be specified in the terms of such Securities) of the series affected thereby to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, any provision of this Indenture or the Securities of such series contained to the contrary notwithstanding, or, if an Event of Default described in clause (d), (e) or (f) shall have occurred and be continuing, and in each and every such case, either the Trustee or the Holders of not less than twenty-five per cent in aggregate principal amount of all the Securities then outstanding hereunder (voting as one class), by notice in writing to the Company (and to the Trustee if given by Holders of Securities), may declare the principal of all the Securities not already due and payable (or, with respect to Original Issue Discount Securities, such lesser amount as may be specified in the terms of such Securities) to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, any provision of this Indenture or in the Securities to the contrary notwithstanding. The foregoing provisions, however, are subject to the conditions that if, at any time after the principal of the Securities of any one or more or all series, as the case may be, shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured instalments of interest, if any, and all Additional Amounts, if any, due upon all the Securities of such series or of all the Securities, as the case may be, and the principal of (and premium, if any, on) all Securities of such series or of all the Securities, as the case may be (or, with respect to Original Issue Discount Securities, such lesser amount as may be specified in the terms of such Securities), which shall have become due otherwise than by acceleration (with interest, if any, upon such principal and premium, if any, and, to the extent that payment of such interest is enforceable under applicable law, on overdue instalments of interest and Additional Amounts, if any, at the same rate as the rate of interest specified in the Securities of such series, as the case may be (or, with respect to Original Issue Discount Securities at the rate specified in the terms of such Securities for interest on overdue principal thereof upon maturity, redemption or acceleration of such series, as the case may be), to the date of such payment or deposit), and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith, and any and all defaults under the Indenture, other than the nonpayment of amounts which shall have become due by acceleration, shall have been remedied, then and ill every such case the Holders of a majority in aggregate principal amount of the Securities of such series (or of all the Securities, as the case may be) then outstanding, by written notice to the Company and to the Trustee, may waive all defaults with respect to that series or with respect to all Securities, as the case may be and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon. If the principal of all Securities shall have been declared to be deemed payable pursuant to this Section 6.01, in determining whether the Holders of a majority in aggregate principal amount thereof have waived all defaults and rescinded and annulled such declaration, all series of Securities shall be treated as a single class and the principal amount of Original Issue Discount Securities shall be deemed to be the amount declared payable under the terms applicable to such Original Issue Discount Securities.

     In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Trustee and the Holders of Securities, as the case may be, shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the Holders of Securities, as the case may be, shall continue as though no such proceedings had been taken.

     SECTION 6.02. Payment of Securities on Default; Suit Therefor. The Company covenants that (1) in case default shall be made in the payment of any instalment of interest, if any, on any of the Securities of any series or any Additional Amounts payable in respect of any of the Securities of any series, as and when the same shall become due and payable, and such default shall have continued for a period of thirty days, or (2) in case default shall be made in the payment of the principal of (or premium, if any, on) any of the Securities of any series, as and when the same shall have become due and payable, whether upon maturity of such series or upon redemption or upon declaration or otherwise -- then upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the Holders of the Securities of such series, and the coupons, if any, appertaining to such Securities, the whole amount that then shall have become due and payable on all such Securities of such series and such coupons, for principal (and premium, if any) or interest, if any, or Additional Amounts, if any, as the case may be, with interest upon the overdue principal (and premium, if any) and (to the extent that payment of such interest is enforceable under applicable law) upon overdue instalments of interest, if any, and Additional Amounts, if any, at the same rate as the rate of interest specified in the Securities of such series (or, with respect to Original Issue Discount Securities, at the rate specified in the terms of such Securities for interest on overdue principal thereof upon maturity, redemption or acceleration); and, in addition thereto, such further amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other reasonable expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith.

     In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon such Securities and collect in the manner provided by law out of the property of the Company or other obligor upon such Securities wherever situated the moneys adjudged or decreed to be payable.

     In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor upon Securities of any series under Title 11 of the United States Code or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Company or such other obligor, or in case of any other judicial proceedings relative to the Company or such other obligor, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Securities of such series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal (or, with respect to Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series), and premium, if any, interest, if any, and Additional Amounts, if any, owing and unpaid in respect of the Securities of such series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee, its agents, attorneys and counsel, and for reimbursement of all reasonable expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith) and of the Holders of the Securities and coupons of such series allowed in any such judicial proceedings relative to the Company or other obligor upon the Securities of such series, or to the creditors or property of the Company or such other obligor, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders of such series and of the Trustee on their behalf; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Holders of the Securities and coupons of such series to make payments to the Trustee and, in the event that the Trustee shall consent to the making of payments directly to the Securityholders of such series, to pay to the Trustee such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other reasonable expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

     All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities or coupons appertaining to such Securities, or the production thereof on any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of the Securities or coupons appertaining thereto.

     In case of a default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce arty other legal or equitable right vested in the Trustee by this Indenture or by law.

     SECTION 6.03. Application of Moneys Collected by Trustee. Any moneys collected by the Trustee pursuant to Section 6.02 shall be applied in the order following, at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal (or premium, if any) or interest, if any, or Additional Amounts, if any, upon presentation of the several Securities and coupons in respect of which moneys have been collected, and stamping thereon the payment, if only partially paid and upon surrender thereof, if fully paid:

     FIRST: To the payment of reasonable costs and expenses applicable to such series of collection, reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other reasonable expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith;

     SECOND: In case the principal of the Securities in respect of which moneys have been collected shall not have become due, to the payment of interest, if any, and Additional Amounts, if any, on the Securities of such series in the order of the maturity of the instalments of such interest and dates of payments of such Additional Amounts, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue instalments of interest and Additional Amounts at the same rate as the rate of interest, if any, specified in the Securities of such series (or, with respect to Original Issue Discount Securities, at the rate specified in the terms of such Securities for interest on overdue principal thereof upon maturity, redemption or acceleration), such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

     THIRD: In case the principal of the Securities in respect of which moneys have been collected shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Securities of such series for principal (and premium, if any), interest, if any, and Additional Amounts, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue instalments of interest, if any, and Additional Amounts, if any, at the same rate as the rate of interest specified in the Securities of such series (or, with respect to original Issue Discount Securities, at the rate specified in the terms of such Securities for interest on overdue principal thereof upon maturity, redemption or acceleration); and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal (and premium, if any), interest, if any, and Additional Amounts, if any, without preference or priority of principal and premium, if any, over interest, if any, and Additional Amounts, if any, or of interest, if any, and Additional Amounts, if any, over principal and premium, if any, or of any instalment of interest, if any, or Additional Amounts, if any, over any other instalment of interest, if any, or Additional Amounts, if any, or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal and premium, if any, and accrued and unpaid interest, if any, and Additional Amounts, if any.


     SECTION 6.04. Proceedings by Securityholders No Holder of any Security of any series or of any coupon appertaining thereto shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceedings at law or in equity or in bankruptcy or otherwise, upon or under or with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than twenty-five percent in aggregate principal amount of the Securities of such series then outstanding or, in the case of any Event of Default described in clause (d) or (e) of Section 6.01, twenty-five percent in aggregate principal amount of all the Securities at the time outstanding (voting as one class) shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for sixty days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceedings and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 6.06; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder and the Trustee, that no one or more Holders of Securities or coupons appertaining to such Securities shall have any right in any manner whatever by virtue of or by availing himself of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of Securities or coupons appertaining to such Securities, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities and coupons. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Notwithstanding any other provisions in this Indenture, however, the right of any Holder of any Security to receive payment of the principal of (and premium, if any) and interest, if any, and Additional Amounts, if any, on such Security or coupon, on or after the respective due dates expressed in such Security or coupon, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder. With respect to Original Issue Discount Securities, principal shall mean such amount as shall be due and payable be specified in the terms of such Securities.

     SECTION 6.05. Remedies Cumulative and Continuing. All powers and remedies given by this Article Six to the Trustee or to the Holders of Securities or coupons shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Holders of Securities or coupons, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder of any of the Securities or coupons to exercise any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such default or an acquiescence therein: and, subject to the provisions of Section 6.04, every power and remedy given by this Article Six or by law to the Trustee or to the Holders of Securities or coupons may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders of Securities or coupons, as the case may be.

     SECTION 6.06. Direction of Proceedings. The Holders of a majority in aggregate principal amount of the Securities of any or all series affected (voting as one class) at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee. or exercising any trust or power conferred on the Trustee; provided, however, that (subject to the provisions of Section 7.01) the Trustee shall have the right to decline to follow any. such direction if the Trustee, being advised by counsel, determines that the action or proceedings so directed may not lawfully be taken or if the Trustee in good faith by its board of directors or executive committee or a trust committee of directors or trustees and/or responsible officers shall determine that the action or proceedings so directed would involve the Trustee in personal liability.

     SECTION 6.07. Notice of Defaults. The Trustee shall, within ninety days after the occurrence of a default with respect to the Securities of any series, give notice of all defaults with respect to that series known to the Trustee
(i) if any Unregistered Securities of that series are then Outstanding, to the Holders thereof, by publication at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least once in an Authorized Newspaper in London (and, if required by Section 4.04, at least once in an Authorized Newspaper in Luxembourg), (ii) if any Unregistered Securities of that series are then Outstanding, to all Holders thereof who have filed their names and addresses with the Trustee as described in Section 5.04, by mailing such notice to such Holders at such addresses and (iii) to all Holders of then Outstanding Registered Securities of that series, by mailing such notice to such Holders at their addresses as they shall appear on the Security Register, unless in each case such defaults shall have been cured before the mailing or publication of such notice (the term "defaults" for the purpose of this Section being hereby defined to be the events specified in Sections 6.01(a), (b), (c), (d) and (e) and any additional events specified in the terms of any series of Securities pursuant to
Section 2.01, not including periods of grace, if any, provided for therein, and irrespective of the giving of written notice specified in Section 6.01(c) or in the terms of any Securities established pursuant to Section 2.01); and provided that, except in the case of default in the payment of the principal of or interest, if any, premium or Additional Amounts, if any, on any of the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or responsible officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities of such series.

     SECTION 6.08. Undertaking to Pay Costs. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder of any series, or group of such Securityholders, holding in the aggregate more than ten percent in aggregate principal amount of all Securities (voting as one class), or to any suit instituted by any Securityholders for the enforcement of the payment of the principal of (or premium, if any), interest, if any, or Additional Amounts, if any, on any Security on or after the due date expressed in such Security.


                                 ARTICLE SEVEN
                             CONCERNING THE TRUSTEE


     SECTION 7.01. Duties and Responsibilities of Trustee. The Trustee, prior to the occurrence of an Event of Default of a particular series and after the curing of all Events of Default of such series which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to a particular series has occurred (which has not been cured) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

     (a) prior to the occurrence of an Event of Default with respect to a particular series and after the curing of all Events of Default with respect to such series which may have occurred:

          (1) the duties and obligations of the Trustees with respect to such series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not he liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

     (b) the Trustee shall not be liable for any error of judgment made in good faith by a responsible officer or officers, unless it shall be proved that the Trustee was negligent in accertaining the pertinent facts; and

     (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of Securities pursuant to Section 6.06 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

     No provision of this Indenture shall be construed as requiring the Trustee to expend or risk its own funds or otherwise to incur any personal financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     SECTION 7.02. Reliance on Documents, Opinions, etc. Subject to the provisions of Section 7.01:

     (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an instrument signed in the name of the Company by the Chairman of the Board of Directors or the President or any Executive Vice President or any Vice President or the Treasurer and by the Secretary or any Assistant

Secretary or, if the other signatory is other than the Treasurer, any Assistant Treasurer (unless other evidence in respect thereof be herein specifically prescribed); and a Board Resolution may be evidenced to the Trustee by a copy thereof certified by the Secretary or any Assistant Secretary of the Company;

     (c) the Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in good faith and in accordance with such Opinion of Counsel;

     (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses, and liabilities which might be incurred therein or thereby;

     (e) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

     (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, provided, however, that the Trustee shall be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it hereunder; and

     (g) the Trustee shall not be liable for any action taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.


     SECTION 7.03. No Responsibility for Recitals, etc. The recitals contained herein and in the Securities, other than the Trustee's certificate of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, provided that the Trustee shall not be relieved of its duty to authenticate Securities only as authorized by this Indenture. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.


     SECTION 7.04. Ownership of Securities or Coupons. The Trustee or any agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities or coupons with the same rights it would have if it were not Trustee, or an agent of the Company or of the Trustee.

     SECTION 7.05. Moneys to be Held in Trust. Subject to the provisions of
Section 12.04 hereof, all moneys received by the Trustee or any paying agent shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any paying agent shall be under any liability for interest on any moneys received by it hereunder except such as it may agree with the Company to pay thereon. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the written order of the Company, signed by its Chairman of the Board of Directors or its President or any Executive Vice President or any Vice President or its Treasurer or any Assistant Treasurer.

     SECTION 7.06. Compensation and Expenses of Trustee. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation, and, except as otherwise expressly provided, the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation, expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Company under this Section to compensate the Trustee and to pay or reimburse the Trustee for reasonable expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities or coupons.

     SECTION 7.07. Officers' Certificate as Evidence. Subject to the provisions of Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such Certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

     SECTION 7.08. Conflicting Interest of Trustee. If the Trustee has or shall acquire any conflicting interest within the meaning of the Trust Indenture Act of 1939, it shall, within ninety days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act of 1939 and this Indenture.

     SECTION 7.09. Eligibility of Trustee. There shall at all times be a trustee hereunder which shall be a corporation organized and doing business under the laws of the United States or of any State or Territory thereof or of the District of Columbia, or a corporation or other person permitted to act as trustee by the Securities and Exchange Commission, which (a) is authorized under such laws to exercise corporate Trust powers, and (b) is subject to supervision or examination by Federal, State, Territorial or District of Columbia authority and (c) shall have at all times a combined capital and surplus of not less than five million dollars. If such institution publishes reports of condition at least annually, pursuant to law, or to the requirements or the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation at any time shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.10.

     SECTION 7.10. Resignation or Removal of Trustee. (a) The Trustee, or any trustee or trustees hereafter appointed, may, upon sixty days' written notice to the Company, at any time resign with respect to one or more or all series by giving written notice of resignation to the Company, and (i) if any Unregistered Securities of a series affected are then outstanding, by giving notice of such resignation to the Holders thereof, by publication at least once in an Authorized Newspaper in London (and, if required by Section 4.04, at least once in an Authorized Newspaper in Luxembourg), (ii) if any Unregistered Securities of a series affected are then outstanding, by mailing notice of such resignation to the Holders thereof who have filed their names and addresses with the Trustee as described in Section 5.04 at such addresses as were so furnished to the Trustee and (iii) by mailing notice of such resignation to the Holders of then outstanding Registered Securities of each series affected at their addresses as they shall appear on the Security Register. Upon receiving such notice of resignation the Company shall promptly appoint a successor trustee with respect to the applicable series by written instrument, in duplicate, executed by order of the Board of Directors of the Company, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within thirty days after the mailing of such notice of resignation to the Securityholders, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of Section 6.08, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

          (b) In case at any time any of the following shall occur

          (1) the Trustee shall fail to comply with the provisions of subsection
     (a) of Section 7.08 with respect to any series of Securities after written request therefor by the Company or by any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months, or

          (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.09 with respect to any series of Securities and shall fail to resign after written request therefor by the Company or by any such Securityholder, or

          (3) the Trustee shall become incapable of acting with respect to any series of Securities, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee with respect to the applicable series of Securities and appoint a successor trustee with respect to such series by written instrument, in duplicate, executed by order of the Board of Directors of the Company, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 6.08, any Securityholder of such series who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

     (c) The Holders of a majority in aggregate principal amount of the Securities of all series (voting as one class) at the time outstanding may at any time remove the Trustee with respect to Securities of all series and appoint a successor trustee with respect to the Securities of all series.

     (d) Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 7.11.

     SECTION 7.11. Acceptance by Successor Trustee. Any successor trustee ap-pointed as provided in Section 7.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee with respect to all or any applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 7.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing in order more fully and certainly to vest in and confirm to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 7.06.

     In case of the appointment hereunder of a successor trustee with respect to the Securities of one or more (but not all) series, the Company, the predecessor Trustee and each successor trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such trustee.

     No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 7.08 and eligible under the provisions of
Section 7.09.

     Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall give notice of the succession of such trustee hereunder (a) if any Unregistered Securities of a series affected are then Outstanding, to the Holders thereof, by publication of such notice at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least once in an Authorized Newspaper in London (and, if required by Section 4.04, at least once in an Authorized Newspaper in Luxembourg), (b) if any Unregistered Securities of a series affected are then Outstanding, to the Holders thereof who have filed their names and addresses with the Trustee pursuant to Section 5.04, by mailing such notice to such Holders at such addresses as were so furnished to the Trustee (and the Trustee shall make such information available to the Company for such purpose) and (c) to the Holders of Registered Securities of each series affected, by mailing such notice to such Holders at their addresses as they shall appear on the Security Register. If the Company fails to mail such notice in the prescribed manner within ten days after the acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be so given at the expense of the Company.

     SECTION 7.12. Successor by Merger, etc. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be qualified under the provisions of Section
7.08 and eligible under the provisions of Section 7.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     SECTION 7.13. Limitations on Rights of Trustee as Creditor. (a) Subject to the provisions of subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company or of any other obligor on the Securities within three months prior to a default, as defined in subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities of any series for which it is acting as trustee, the Holders of any coupons appertaining to such Securities, and the holders of other indenture securities (as defined in subsection (c) of this Section):

          (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this subsection or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

          (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

        Nothing herein contained, however, shall affect the right of the
Trustee:

     (A) to retain for its own account (i) payments made on account of any such claim by any person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities, or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law;

     (B) to realize, for its own account, upon any property beld by it as security for any such claim, if such property was so held prior to the beginning of such three months' period;

     (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default as defined in subsection (c) of this Section would occur within four months; or

     (D) to receive payment on any claim referred to in paragraph (b) or (c), against the release of any property held as security for such claim as provided in such paragraph (b) or (c), as the case may be, to the extent of the fair value of such property.

     For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any preexisting claim of the Trustee as such creditor, such claim shall have the same status as such preexisting claim.

     If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the Securityholders and the holders of other indenture securities in such manner that the Trustee, the Securityholders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee, the Securityholders and the holders of the other indenture securities, dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership, or proceeding for reorganization is pending shall have jurisdiction (I) to apportion between the Trustee, the Securityholders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, the Securityholders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

     Any Trustee who has resigned or been removed after the beginning of such four months' period shall be subject to the provisions of this subsection (a) as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three months' period it shall be subject to the provisions of this subsection (a) if and only if the following conditions exist:

          (i) the receipt of property or reduction of claim which would have given rise to the obligation to account, if such Trustee had continued as trustee, occurred after the beginning of such three months' period; and

          (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

     (b) There shall be excluded from the operation of subsection (a) of this Section a creditor relationship arising from:

          (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

          (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advance and of circumstances surrounding the making thereof is given to the Securityholders at the time and in the manner provided in this Indenture;

          (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

          (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in subsection (c) of this Section;

          (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

          (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances, or obligations which fall within the classification of self-liquidating paper as defined in subsection (c) of this Section.

          (c) As used in this Section:

          (1) The term "default" shall mean any failure to make payment in full of the principal of or interest upon any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable.

          (2) The term "other indenture securities" shall mean securities upon which the Company is an obligor (as defined in the Trust Indenture Act of 1939) outstanding under any other indenture (A) under which the Trustee is also trustee, (B) which contains provisions substantially similar to the provisions of subsection (a) of this Section, and (C) under which a default exists at the time of the apportionment of the funds and property held in said special account.

          (3) The term "cash transaction" shall mean any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

          (4) The term "self-liquidating paper" shall mean any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purposes of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relation- ship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

          (5) The term "Company" shall mean any obligor upon the Securities.


                                 ARTICLE EIGHT

                         CONCERNING THE SECURITYHOLDERS

     SECTION 8.01. Action by Securityholders. Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Securities of any or all series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Securityholders in person or by agent or proxy appointed in writing, or (b) by the record of the Holders of Securities voting in favor thereof at any meeting of Securityholders duly called and held in accordance with the provisions of Article Nine, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Securityholders.

     In determining whether the Holders of a specified percentage in aggregate principal amount of the Securities have taken any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the principal amount of any Original Issue Discount Security that may be counted in making such determination and that shall be deemed to be Outstanding for such purposes shall be equal to the amount of the principal thereof that could be declared to be due and payable upon an Event of Default pursuant to the terms of such Original Issue Discount Security at the time the taking of such action is evidenced to the Trustee.

     SECTION 8.02. Proof of Execution by Securityholders. Subject to the provi-sions of Sections 7.01, 7.02 and 9.05, proof of the execution of any instrument by a Securityholder or its agent or proxy shall be sufficient for any purpose under this Indenture and conclusive in favor of the Trustee and the Company if made in the following manner:

     (a) In the case of Holders of Unregistered Securities, the fact and date of the execution by any such person of any instrument may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the person executing such instruments acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute sufficient proof of the authority of the person executing the same. The fact of the holding by any Holder of a Security of any series, and the identifying number of such Security and the date of his holding the same, may be proved by the production of such Security or by a certificate executed by any trust company, bank, banker or recognized securities dealer wherever situated satisfactory to the Trustee, if such certificate shall be deemed by the Trustee to be satisfactory. Each such certificate shall be dated and shall state that on the date thereof a Security of such series bearing a specified identifying number was deposited with or exhibited to such trust company, bank, banker or recognized securities dealer by the person named in such certificate. Any such certificate may be issued in respect of one or more Securities of one or more series specified therein. The holding by the person named in any such certificate of any Securities of any series specified therein shall be presumed to continue for a period of one year from the date of such certificate unless at the time of any determination of such holding (1) another certificate bearing a later date issued in respect of the same Securities shall be produced, or (2) the Security of such series specified in such certificate shall be produced by some other person, or (3) the Security of such series specified in such certificates shall have ceased to be outstanding. Subject to Sections 7.01, 7.02 and 9.05, the fact and date of the execution of any such instrument and the amount and numbers of Securities of any series held by the person so executing such instrument and the amount and numbers of any Security or Securities for such series may also be proven in accordance with such reasonable rules and regulations as may be prescribed by the Trustee for such series or in any other manner which the Trustee for such series may deem sufficient.

     (b) In the case of Registered Securities, the ownership of such Securities shall be proved by the Security Register or by a certificate of the Security Registrar.

     SECTION 8.03. Who Are Deemed Absolute Owners. The Company, the Trustee, any paying agent, any transfer agent and any Security Registrar may treat the Holder of any Unregistered Security and the Holder of any coupon as the absolute owner of such Unregistered Security or coupon (whether or not such Unregistered Security or coupon shall be overdue) for the purpose of receiving payment thereof or on account thereof and for all other purposes and neither the Company, the Trustee, any paying agent, any transfer agent nor any Security Registrar shall be affected by any notice to the contrary. The Company, the Trustee, any paying agent, any transfer agent and any Security Registrar may, subject to Section 2.04 hereof, treat the person in whose name a Registered Security shall be registered upon the Security Register as the absolute owner of such Registered Security (whether or not such Registered Security shall be overdue) for the purpose of receiving payment thereof or on account thereof and for all other purposes and neither the Company, the Trustee, any paying agent, any transfer agent nor any Security Registrar shall be affected by any notice to the contrary.

     SECTION 8.04. Company-Owned Securities Disregarded; Pledged Securities. In determining whether the Holders of the required aggregate principal amount of Securities have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Company or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company, shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities which the Trustee knows are so owned shall be disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding for the purposes of this Section if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Securities and that the pledgee is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

     SECTION 8.05. Revocation of Consents; Future Securityholders Bound. At any time prior to the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any Holder of a Security the identifying number of which is shown by the evidence to be included in the Securities the Holders of which have consented to such action may, by filing written notice with the Trustee at its office and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Security issued in exchange or substitution therefor irrespective of whether or not any notation in regard thereto is made upon such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the Holders of all the Securities of each series intended to be affected thereby.

     SECTION 8.06. Securities in a Foreign Currency. Unless otherwise specified in an Officers' Certificate delivered pursuant to Section 2.01 of this Indenture with respect to a particular series of Securities, on any day when for purposes of this Indenture any action may be taken by the Holders of a specified percentage in aggregate principal amount of two or more series of Outstanding Securities and, at such time, there are Outstanding Securities of at least one such series which are denominated in a coin or currency other than that of at least one other such series, then the principal amount of Securities of each such series (other than any such series denominated in U.S. Dollars) which shall be deemed to be Outstanding for the purpose of taking such action shall be that amount of U.S. Dollars that could be obtained for such amount at the Maritet Exchange Rate. For purposes of this Section 8.06, Market Exchange Rate shall mean the noon U.S. Dollar buying rate for that currency for cable transfers quoted in The City of New York on such day as certified for customs purposes by the Federal Reserve Bank of New York; provided, however, in the case of ECUs, Market Exchange Rate shall mean the rate of exchange determined by the Commission of the European Communities (or any successor thereto) as published in the Official Journal of the European Communities (such publication or any successor publication, the "Journal"). If such Market Exchange Rate is not available for any reason with respect to such currency, the Trustee shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York, or in the case of ECUs, the rate of exchange as published in the Journal, as of the most recent available date, or in the case of ECUs, rates of exchange from one or more major banks in The City of New York or in the country of issue of the currency in question, which for purposes of the ECU shall be Brussels, Belgium, or such other quotations or, in the case of ECUs, rate of exchange as the Trustee shall deem appropriate. The provisions of this paragraph shall apply in determining the equivalent number of votes which each Securityholder or proxy shall be entitled to pursuant to Section 9.05 in respect of Securities of a series denominated in a currency other than U.S. Dollars.

     All decisions and determinations of the Trustee regarding the Market Exchange Rate shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company and all Holders.


                                  ARTICLE NINE
                           SECURITYHOLDERS' MEETINGS

     SECTION 9.01. Purposes of Meetings. A meeting of securityholders of any or all series may be called at any time and from time to time pursuant to the provisions of this Article for any of the following purposes:

          (1) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to waive any default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders Pursuant to any of the provisions of Article Six;

          (2) to remove the Trustee and appoint a successor trustee pursuant to the provisions of Article Seven;

          (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.02; or

          (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Securities of any or all series, as the case may be, under any other provision of this Indenture or under applicable law.

     SECTION 9.02. Call of Meetings by Trustee. The Trustee may at any time call a meeting of Holders of Securities of any or all series to take any action specified in Section 9.01, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the Holders of Securities of any or all series, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given
(i) if any Unregistered Securities of a series that may be affected by the action proposed to be taken at such meeting are then Outstanding, to all Holders thereof, by publication at least twice in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least twice in an Authorized
Newspaper in London (and, if required by Section 4.04, at least twice in an Authorized Newspaper in Luxembourg) prior to the date fixed for the meeting, the first publication, in each case, to be not less than twenty nor more than one hundred eighty days prior to the date fixed for the meeting and the last publication to be not more than five days prior to the date fixed for the meeting, (ii) if any Unregistered Securities of a series that may be affected by the action proposed to he taken at such meeting are then Outstanding, to all Holders thereof who have filed their names and addresses with the Trustee as described in Section 5.04, by mailing such notice to such Holders at such addresses, not less than twenty nor more than one hundred eighty days prior to the date fixed for the meeting and (iii) to ail Holders of then Outstanding Registered Securities of each series that may be affected by the action proposed to be taken at such meeting, by mailing such notice to such Holders at their addresses as they shall appear on the Security Register, not less than twenty nor more than one hundred eighty days prior to the date fixed for the meeting. Failure of any Holder or Holders to receive such notice or any defect therein shall in no case affect the validity of any action taken at such meeting. Any meeting of Holders of Securities of all or any series shall be valid without notice if the Holders of all such Securities Outstanding, the Company and the Trustee are present in person or by proxy or shall have waived notice thereof before or after the meeting.

     SECTION 9.03. Call of Meetings by Company or Securityholders. In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least ten percent in aggregate principal amount of the Securities of any or all series, as the case may be, then Outstanding, shall have requested the Trustee to call a meeting of Securityholders of any or all series to take any action authorized in Section 9.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed or published as provided in Section 9.02 the notice of such meeting within thirty days after receipt of such request, then the Company or the Holders of such Securities in the amount above specified may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 9.01, by mailing or publishing notice thereof as provided in Section 9.02.

     SECTION 9.04. Qualification for Voting. To be entitled to vote at any meeting of Securityholders a person shall be a Holder of one or more Securities of a series with respect to which a meeting is being held or a person appointed by an instrument in writing as proxy by such a Holder. The only persons who shall be entitled to be present or to speak at any meeting of the Securityholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

     SECTION 9.05. Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

     The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders as provided in Section 9.03, in which case the Company or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount of the Securities represented at the meeting and entitled to vote.

     Subject to the provisions of Sections 8.01 and 8.04, at any meeting each Securityholder or proxy shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting not to be Outstanding. The chairman of the meeting shall have no right to vote except as a securityholder or proxy. Any meeting of Securityholders duly called pursuant to the provisions of Section 9.02 or 9.03 may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.


     SECTION 9.06. Voting. The vote upon any resolution submitted to any meeting of Securityholders shall be by written ballot on which shall be subscribed the signatures of the Securityholders or proxies and on which shall be inscribed the identifying number or numbers or to which shall be attached a list of identifying numbers of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 9.02. The record shall be signed and verified by the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

     Any record so signed and verified shall be conclusive evidence of the matters therein stated.


                                  ARTICLE TEN
                            SUPPLEMENTAL INDENTURES

     SECTION 10.01. Supplemental Indentures without Consent of Securityholders. The Company, when authorized by Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of the execution thereof) for one or more of the following purposes:

     (a) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by any successor corporation of the covenants, agreements and obligations of the Company pursuant to Article Eleven hereof;

     (b) to add to the covenants of the Company such further covenants, restrictions, conditions or provisions as its Board of Directors and the Trustee shall consider to be for the protection of' the Holders of Securities of any or all series, or the coupons appertaining to such Securities, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions, conditions or provisions a default or an Event of Default with respect to any or all series permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth, with such period of grace, if any, and subject to such conditions as such supplemental indenture may provide;

     (c) to add or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities of any series in bearer form, registrable or not registrable as to principal, and with or without interest coupons, and to provide for exchangeability of such Securities with Securities issued hereunder in fully registered form and to make all appropriate changes for such purpose, and to add or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of uncertificated Securities of any series;

     (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture or in the terms of any series of Securities established by action taken pursuant to a Board Resolution which provision may be defective or inconsistent with any other provision contained herein or in any supplemental indenture or in the terms of any series of Securities established by action taken pursuant to a Board Resolution: to convey, transfer, assign, mortgage or pledge any property to or with the Trustee; or to make such other provisions in regard to matters or questions arising under this Indenture as shall not adversely affect the interests of the Holders of any series of Securities or any coupons appertaining to such Securities in any material respect;

     (e) to evidence and provide for the acceptance and appointment hereunder by a successor trustee with respect to the Securities of one or mote series and to add or change any provisions of this In denture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to Section 7.11; and

     (f) to establish the form or terms of Securities of any series as permitted by Sections 2.03 and 2.01.

     The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Any supplemental indenture authorized by the provisions of this Section may be executed by the Company and the Trustee without the consent of the Holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of Section 10.02.

     SECTION 10.02. Supplemental Indentures with Consent of Securityholders. With the consent (evidenced as provided in Section 8.01) of the Holders of not less than sixty-six and two-thirds percent in the aggregate principal amount of the Securities of all series at the time Outstanding affected by such supplemental indenture (voting as one class), the Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series or any coupons appertaining to such Securities; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Securities, or reduce the principal amount thereof or premium, if any, or reduce the rate or extend the time of payment of any interest or Additional Amounts thereon or reduce the amount due and payable upon acceleration of the maturity thereof or the amount provable in bankruptcy, or make the principal of, or interest, premium or Additional Amounts on any Security payable in any coin or currency other than that provided in such Security, (ii) impair the right to institute suit for the enforcement of any such payment on or after the stated maturity thereof (or, in the case of redemption, on or after the redemption date therefor), or (iii) reduce the aforesaid percentage of Securities, the consent of the Holders of which is required for any such supplemental indenture, or the percentage required for the consent of the Holders pursuant to Section 6.01 to waive defaults, without the consent of the Holder of each Security so affected.

     Upon the request of the Company, accompanied by a copy of a Board Resolution certified by the Secretary or an Assistant Secretary of the Company authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to enter into such supplemental indenture.

     It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of ary proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

     Promptly after the execution and delivery by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall give notice of such supplemental indenture (i) to the Holders of then Outstanding Registered Securities of each series affected thereby, by mailing a notice thereof by first-class mail to such Holders at their addresses as they shall appear on the Security Register, (ii) if any Unregistered Securities of a series affected thereby are then Outstanding, to the Holders thereof who have filed their names and addresses with the Trustee as described in Section 5.04, by mailing a notice thereof by first-class mail to such Holders at such addresses as were so furnished to the Trustee and (iii) if any Unregistered Securities of a series affected thereby are then Outstanding, to all Holders thereof, by publication of a notice thereof at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least once in an Authorized Newspaper in London (and, if required by Section 4.04, at least once in an Authorized Newspaper in Luxembourg), and in each case such notice shall set forth in general terms the substance of such supplemental indenture. Any failure of the Company to mail or publish such notice, or any defect therein, shall not, however in any way impair or affect the validity of any such supplemental indenture.


     SECTION 10.03. Compliance with Trust In denture Act,i Effect of Supplemental Indentures. Any supplemental indenture executed pursuant to the provisions of this Article Ten shall comply with the Trust Indenture Act of 1939, as then in effect Upon the execution of any supplemental indenture pursuant to the provisions of this Article Ten, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders of Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     The Trustee, subject to the provisions of Sections 7.01 and 7.02, may receive an Opinion of Counsel as conclusive evidence that any such supplemental indenture complies with the provisions of this Article Ten.


     SECTION 10.04. Notation on Securities. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provision of this Article Ten may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. New Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Company, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered, without charge to the Securityholders, in exchange for the Securities of such series then Outstanding.

                                 ARTICLE ELEVEN
                   CONSOLIDATION, MERGER, SALE OR CONVEYANCE

     SECTION 11.01. Company May Consolidate, etc., on Certain Terms. The Company covenants that it will not merge or consolidate with any other corporation or sell or convey all or substantially all of its assets to any person, firm or corporation, unless (i) either the Company shall be the continuing corporation, or the successor corporation (if other than the Company) shall be a corporation organized and existing under the laws of the United States of America or a state thereof and such corporation shall expressly assume the due and punctual payment of the principal of (and premium, if any), interest, if any, and Additional Amounts, if any, on all the Securities and any coupons, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by such corporation, and (ii) the Company or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale or conveyance, be in default in the performance of any such covenant or condition.

     SECTION 11.02. Successor Corporation Substituted. In case of any such con-solidation, merger, sale or conveyance and upon any such assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of TRINOVA Corporation, any or all of the Securities, and any coupons appertaining thereto, issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities or coupons which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities or coupons which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities, and any coupons appertaining thereto, so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities or coupons theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities, and any coupons appertaining thereto, had been issued at the date of the execution hereof.

     In case of any such consolidation, merger, sale or conveyance such changes in phraseology and form (but not in substance) may be made in the Securities and coupons thereafter to be issued as may be appropriate.

     SECTION 11.03. Opinion of Counsel to be Given Trustee. The Trustee, subject to the provisions of Sections 7.01 and 7.02, may receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale or conveyance, and any such assumption, complies with the provisions of this Article Eleven.


                                 ARTICLE TWELVE
                    SATISFACTION AND DISCHARGE OF INDENTURE;
                                UNCLAIMED MONEYS

     SECTION 12.01. Discharge of Indenture. If at any time (a) the Company shall have delivered to the Trustee for cancellation all Securities of any series theretofore authenticated (other than any Securities of such series and coupons appertaining thereto which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.06), or (b) all such Securities of such series and any coupons appertaining to such Securities not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit or cause to be deposited with the Trustee as trust funds the entire amount (other than moneys repaid by the Trustee or any paying agent to the Company in accordance with Section 12.04) sufficient to pay at maturity or upon redemption all Securities of such series and all coupons appertaining to such Securities not theretofore delivered to the Trustee for cancellation, including principal (and premium, if any), interest, if any, and Additional Amounts, if any, due or to become due to such date of maturity or date fixed for redemption, as the case may be, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company with respect to such series, then this Indenture shall cease to be of further effect with respect to the Securities of such series or any coupons appertaining to such Securities, and the Trustee, on demand of and at the cost and expense of the Company and subject to Section 14.04, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture with respect to the Securities of such series and all coupons appertaining to such Securities. The Company agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with this Indenture or the Securities of such series or any coupons appertaining to such Securities.

     SECTION 12.02. Satisfaction, Discharge and Defeasance of Securities of any Series. If pursuant to Section 2.01 provision is made for the defeasance of Securities of a series, then the provisions of this Section 12.02 shall be applicable except as otherwise specified as contemplated by Section 2.01 for Securities of such series. At the Company's option, either (a) the Company shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Securities of any such series and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of such indebtedness, or (b) the Company shall cease to be under any obligation to comply with any term, provision, condition or covenant specified as contemplated by Section 2.01, when

          (1)  either

               (A) with respect to all Outstanding Securities of such series,

                    (i) the Company has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness of all Outstanding Securities of such series for principal (and premium, if any), interest, if any, and Additional Amounts, if any, to the stated maturity or any redemption date as contemplated by the last paragraph of this Section 12.02, as the case may be; or

                    (ii) the Company has deposited or caused to be deposited
               with the Trustee as obligations in trust for the purpose such amount of direct noncallable obligations of, or noncallable obligations the payment of principal of and interest on which is fully guaranteed by, the United States of America, or to the payment of which obligations or guarantees the full faith and credit of the United States of America is pledged, maturing as to principal and interest in such amounts and at such times as will, together with the income to accrue thereon (but without reinvesting any proceeds thereof), be sufficient to pay and discharge the entire indebtedness on all Outstanding Securities of such series for principal (and premium, if any), interest, if any, and Additional Amounts, if any, to the stated maturity or any redemption date as contemplated by the last paragraph of this
               Section 12.02, as the case may be; or

               (B) the Company has properly fulfilled such other terms and conditions to the satisfaction and discharge as are specified, as contemplated by Section 2.01, as applicable to the Securities of such series; and

          (2) the Company has paid or caused to be paid all other sums payable with respect to the Outstanding Securities of such series; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on all Outstanding Securities of any such series have been complied with.

     Any deposits with the Trustee referred to in Section 12.02(1) (A) above shall be irrevocable and shall be made under the terms of an escrow trust agreement in form and substance satisfactory to the Trustee. If any Outstanding Securities of such series are to be redeemed prior to their stated maturity, whether pursuant to any optional redemption provisions or in accordance with any mandatory sinking fund requirement or otherwise, the applicable escrow trust agreement shall provide therefor and the Company shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

     SECTION 12.03, Deposited Moneys to be Held in Trust by Trustee. All moneys deposited with the Trustee pursuant to Section 12.01 or 12.02 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company acting as its own paying agent), to the Holders of the particular Securities and of any coupons appertaining to such Securities for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal (and premium, if any), interest, if any, and Additional Amounts, if any.

     SECTION 12.04. Paying Agent to Repay Moneys Held. In connection with the satisfaction and discharge of this Indenture with respect to Securities of any series all moneys with respect to such Securities then held by any paying agent under the provisions of this Indenture shall, upon demand of the Company, be repaid to it or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.

     SECTION 12.05. Return of Unclaimed Moneys. Any moneys deposited with or paid to the Trustee or any paying agent for the payment of the principal of (and premium, if any), interest, if any, and Additional Amounts, if any, on any Security and not applied but remaining unclaimed for three years after the date upon which such principal (and premium, if any), interest, if any, and Additional Amounts, if any, shall have become due and payable, shall be repaid to the Company by the Trustee or such paying agent on demand, and the Holder of such Security or any coupon appertaining to such Security shall thereafter lock only to the Company for any payment which such Holder may be entitled to collect and all liability of the Trustee or any paying agent with respect to such moneys shall thereupon cease; provided, however, that the Trustee or such paying agent, before being required to make any such repayment with respect to moneys deposited with it for any payment in respect of Unregistered Securities of any series, may at the expense of the Company cause to be published once, in an Authorized Newspaper in the Borough of Manhattan, The City of New York and once in an Authorized Newspaper in London (and, if required by Section 4.04, once in an Authorized Newspaper in Luxembourg), notice that such moneys remain and that, after a date specified therein, which shall not be less than thirty days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

                                ARTICLE THIRTEEN
                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

     SECTION 13.01. Indenture and Securities Solely Corporate Obligations. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any covenant or agreement contained in this Indenture or in any security, or because of any indebtedness evidenced thereby, shall be had against any past, present or future incorporator, stockholder, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration for the issue of the Securities and coupons.

                                ARTICLE FOURTEEN
                            MISCELLANEOUS PROVISIONS

     SECTION 14.01. Benefits of indenture Restricted to Parties and Securityholders. Nothing in this Indenture or in the Securities or coupons, expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parries hereto and their successors and the Holders of the Securities or coupons, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Securities or coupons.

     SECTION 14.02. Provisions Binding on Company's Successors. All the cove-nants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

     SECTION 14.03. Addresses for Notices, etc. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities to or on the Company may be given or served by being deposited postage prepaid first class mail in a post office letter box addressed (until another address is filed by the Company with the Trustee), as follows: TRINOVA Corporation, 3000 Strayer, Maumee, Ohio 43537,
Attention: Secretary. Any notice, direction, request or demand by the Company or any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at its Corporate Trust Department, 611

Woodward Avenue, Detroit, Michigan 48226, or at any other address previously furnished in writing to the Company by the Trustee.

     SECTION 14.04. Evidence of Compliance with Conditions Precedent. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

     Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect 10 compliance with a condition or covenant provided for in this Indenture shall include (I) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.


     SECTION 14.05, Legal Holidays. In any case where the date of maturity of any interest, premium or Additional Amounts on or principal of the Securities or the date fixed for redemption of any Securities shall not be a Business Day in a city where payment thereof is to be made, then payment of any interest, premium or Additional Amounts on, or principal of, such Securities need not he made on such date in such city but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.


     SECTION 14.06. Trust Indenture Act to Control. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required by the Trust Indenture Act of 1939, as amended, such required provision shall control.


     SECTION 14.07. Execution in Counterparts. This Indenture may he executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

     SECTION 14.08. Ohio Contract. This Indenture and each Security shall be deemed to be a contract made under the laws of the State of Ohio, and for all purposes shall be governed by and construed in accordance with the laws of said State.

     NBD Bank, the party of the second part, hereby accepts the trusts in this Indenture declared and provided, upon the term and conditions hereinabove set forth.

     IN WITNESS WHEREOF, TRINOVA CORPORATION, the party of the first part, has caused this Indenture to be signed and acknowledged by its Chairman of the Board Or its President or one of its Executive Vice Presidents or one of its Vice Presidents or its Treasurer, and its Corporate seal to be affixed hereunto, and the same to be attested by its Secretary or an Assistant Secretary; and NBD Bank, the party of the second part, has caused this Indenture to be signed and acknowledged by one of its Vice Presidents or Senior Trust Officers, and its corporate seal to be affixed hereunto, and the same to be attested by its Secretary or an Assistant Secretary or a Trust Officer, all as of the day and year first above written.


                                   TRINOVA CORPORATION
[Corporate Seal]
                                   By: /s/ Darryl F. Allen
                                      ----------------------------
                                       Darryl F. Allen
Attest: /s/ David K. Nees              Chairman of the Board,
----------------------------           President and Chief Executive Officer

                                   NBD BANK

[Corporate Seal]
                                   By:
                                      ----------------------------

Attest

----------------------------

     SECTION 14.08. Ohio Contract. This Indenture and each Security shall be deemed to be a contract made under the laws of the State of Ohio, and for all purposes shall be governed by and construed in accordance with the laws of said State.

     NBD Bank, the party of the second part, hereby accepts the trusts in this Indenture declared and provided, upon the term and conditions hereinabove set forth.

     IN WITNESS WHEREOF, TRINOVA CORPORATION, the party of the first part, has caused this Indenture to be signed and acknowledged by its Chairman of the Board or its President or one of its Executive Vice Presidents or one of its Vice Presidents or its Treasurer, and its Corporate seal to be affixed hereunto, and the same to be attested by its Secretary or an Assistant Secretary; and NBD Bank, the party of the second part, has caused this Indenture to be signed and acknowledged by one of its Vice Presidents or Senior Trust Officers, and its corporate seal to be affixed hereunto, and the same to be attested by its Secretary or an Assistant Secretary or a Trust Officer, all as of the day and year first above written.


                                   TRINOVA CORPORATION
[Corporate Seal]
                                   By:
                                      ----------------------------
                                       Darryl F. Allen
Attest:                                Chairman of the Board,
                                       President and Chief Executive Officer
-----------------------------------

                                   NBD BANK

[Corporate Seal]
                                   By: /s/ Joseph L. Weidenbach
                                      ----------------------------
                                       Joseph L. Weidenbach
                                       Assistant Vice President
Attest
       [illegible]
-----------------------------------
SENIOR VICE PRESIDENT AND SECRETARY

STATE OF OHIO |
COUNTY OF     |  SS.:

     On the 29th day of May, 1996, before me personally came Darryl F. Allen, to me known, who, being by me duly sworn, did depose and say that he resides at 4509 Woodhill, Toledo, OH that he is the Chairman of the Board, President arid Chief Executive Officer of TRINOVA Corporation, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said Corporation; that the seal affixed to said instrument is such Corporate seal; that it was so affixed by authority of the Board of Directors of said Corporation, and that he signed his name thereto by like authority.

[SEAL]
                                             /s/ Carol Keller
                                             ----------------------------------
        CAROL KELLER                         Notary Public
  Notary Public - State of Ohio                 Notary Public, State of Ohio
My Commission Expires Aug.17, 1997           My Commission Expires





STATE OF MICHIGAN  |
COUNTY OF          | SS.:

     On the         day of                         , 1996, before me personally

came                , to me known, who, being by me duly sworn, did depose and
say that he resides at                       , that he is a
of NBD Bank, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said Corporation; that the seal affixed to said instrument is such Corporate seal; that it was so affixed by authority of the Board of Directors of said Corporation, and that he signed his name thereto by like authority.

[SEAL]

                                             Notary Public

STATE OF OHIO |
COUNTY OF     |  SS.:

     On the                   day of                        , 1996, before me
personally came Darryl F. Allen, to me known, who, being by me duly sworn,
did depose and say that he resides at                                 , that
he is the Chairman of the Board, President and Chief Executive Officer of TRINOVA Corporation, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said Corporation; that the seal affixed to said instrument is such Corporate seal; that it was so affixed by authority of the Board of Directors of said Corporation, and that he signed his name thereto by like authority.

[SEAL]


                                              -------------------------------
                                              Notary Public
                                                 Notary Public, State of Ohio
                                              My Commission Expires




STATE OF MICHIGAN  |
COUNTY OF        | SS.:

     On the 29th day of May, 1996, before me personally came Joseph L. Weidenbach to me known, who, being by me duly sworn, did depose and say that he
resides at             ,     ,  that he is a officer of NBD Bank, one of the
corporations described in and which executed the foregoing instrument; that he knows the seal of said Corporation; that the seal affixed to said instrument is such Corporate seal; that it was so affixed by authority of the Board of Directors of said Corporation, and that he signed his name thereto by like authority.

[SEAL]

                                         /s/ Amy J. Brehler
                                         ----------------------------------
                        Notary Public           AMY J. BREHLER
                                         NOTARY PUBLIC-WAYNE COUNTY, MI
                                         MY COMMISSION EXPIRES 8-24-2000